CHURCH CAPITAL INVESTMENT TRUST

                           CHURCH CAPITAL VALUE TRUST














PROSPECTUS: JANUARY 12, 2006

For more information or assistance in opening an account, please call toll-free 1-877-742-8061.



This prospectus has the information about the Church Capital Value Trust that you should know before you invest. The Fund may not be suitable for all investors. Consequently, prospective investors should thoroughly review this prospectus, including all risks and considerations, before making an investment. In addition, this document should be kept with your investment records.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

TABLE OF CONTENTS
================================================================================


      Risk/Return Summary........................................       3
      Fees and Expenses..........................................       5
      Fund Management............................................       6
      How the Fund Values Its Shares.............................       8
      How to Buy Shares..........................................       8
      How to Redeem Shares.......................................      16
      Dividends, Distributions and Taxes.........................      18
      Customer Privacy Policy....................................      20
      For More Information.......................................   back cover

RISK/RETURN SUMMARY
================================================================================

INVESTMENT OBJECTIVE

The investment objective of the Church Capital Value Trust (the "Fund") is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a diversified series of the Church Capital Investment Trust. Under normal market conditions, the Fund invests at least 80% of its net assets, including the amount of any borrowings for investment purposes, in common stocks. The Fund's investment adviser, Church Capital Management, LLC (referred to herein as "Church Capital" or the "Adviser"), employs a strategy that favors purchasing "out-of-favor" stocks at reasonable prices. The goal of capital appreciation is pursued through the identification of medium and large capitalization companies (generally capitalizations of $2 billion and up) in undervalued sectors of the market. These stocks, in the Adviser's opinion, have superior growth prospects and adequate capital to realize their growth potential
- quality companies at reasonable prices. Stocks that are trading below intrinsic earnings growth or asset valuation levels are candidates for investment by the Fund. The Fund will typically be broadly diversified among individual stocks and among industry sectors.

The Adviser seeks out companies it believes have attractive valuations relative to their industry. This type of investing is considered a "bottom-up" style of investing. A "bottom-up" style examines companies in detail relative to competitors and peers in order to identify those companies that have the strongest franchises and most promising prospects and are trading at reasonable valuations. The Fund invests in the stocks of companies that have inherent financial strength in the opinion of the Adviser. Strong balance sheets, sufficient liquidity and sustainable cash flows are among the factors reviewed before a buy decision is reached. In the event of an economic downturn, companies must have an adequate capital cushion to sustain operations. Financial ratios, particularly balance sheet leverage, are considered in the context of the industry in which a company operates.

The Adviser regularly assesses the U.S. economy in order to determine the industries that are undervalued in light of economic opportunity. The Adviser looks for such catalysts as industries undergoing structural changes, economic realignments or consolidation. The Adviser believes that price revisions in these sectors can provide opportunities for stock appreciation in the future.

After purchasing a stock, the Adviser continues to monitor its progress in relation to the overall market and its peers. In evaluating whether to sell a stock, the Adviser considers, among other factors, whether the stock is overvalued relative to other investments; whether the stock has met the Adviser's earnings expectations; and whether political, economic or other events could affect the company's performance.

The Board of Trustees has reserved the right to change the Fund's investment objective as well the requirement that 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, be invested in common stocks without shareholder approval. If either such change is made, shareholders will be provided with at least 60 days advance written notice of the change.

PRINCIPAL  RISKS  OF  INVESTING  IN THE FUND

MANAGEMENT RISK-- The Adviser's strategy may fail to produce the intended results.

COMPANY RISK-- The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. If the prices of securities owned by the Fund fall, so will the value of the Fund.

VOLATILITY RISK-- Common stocks tend to be more volatile than other investment choices. The value of the stock of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

MARKET RISK-- Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

MID-CAP COMPANY RISK-- To the extent the Fund invests in mid-capitalization companies, the Fund will be subject to additional risks. These include:

     o The earnings and prospects of mid-cap companies are more volatile than large cap companies.
     o Mid-cap companies may experience higher failure rates than do larger companies.
     o The trading volume of securities of mid-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.
     o Mid-cap companies may have limited markets, product lines or financial resources and may lack management experience compared to larger cap companies.

OTHER RISKS--

     o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
     o The Fund may not be appropriate for use as a complete investment program.
     o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

FUND PERFORMANCE

The Fund is new and therefore does not have a full calendar year of performance to report.

FEES AND EXPENSES
================================================================================
This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                           Retail Class       Adviser Class
                                                                              Shares             Shares
                                                                              ------             ------
Maximum Sales Charge (Load) Imposed on Purchases                               5.25%              None
Contingent Deferred Sales Charge (Load)                                        None               None
Sales Charge (Load) Imposed on Reinvested Dividends                            None               None
Redemption Fee                                                                 None (1)           None (1)
Exchange Fee                                                                   None               None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                                           Retail Class       Adviser Class
                                                                              Shares             Shares
                                                                              ------             ------
Management Fees                                                                1.00%              1.00%
Distribution (12b-1) Fees                                                      0.25%              None
Other Expenses (2)                                                             3.74%              1.78%
                                                                              ------             ------
Total Annual Fund Operating Expenses                                           4.99%              2.78%
Less Fee Reductions and Expense Reimbursements (3)                            (3.49%)            (1.53%)
                                                                              ------             ------
Net Expenses                                                                   1.50%              1.25%
                                                                              ======             ======

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   Retail Class         Adviser Class
                                   -------------        -------------
                   1 Year               $670                $ 127
                  3 Years               $974                $ 397

     (1) A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

     (2) Other Expenses are based on estimated expenses for the current fiscal year.

     (3) The Adviser has contractually agreed, for a period of three years from the beginning of the Fund's operations, to reduce its management fees and to absorb the Fund's operating expenses to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.50% of the Fund's average daily net assets allocable to Retail Class shares and 1.25% of the Fund's average daily net assets allocable to Adviser Class shares. Management fee reductions and expenses absorbed by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund's ordinary operating expenses to exceed the 1.50% limit for Retail Class shares and the 1.25% limit for Adviser Class shares. Under this Expense Limitation Agreement, the Board of Trustees has authorized (in advance) the repayment of these expenses to the Adviser. The Expense Limitation Agreement terminates automatically if the Adviser ceases serving as the investment adviser to the Fund. In addition, the Fund's Board of Trustees may terminate the Expense Limitation Agreement upon not less than 60 days' prior written notice to the Adviser. In either scenario, the Adviser shall have no claim against the Fund for any amounts not reimbursed to the Adviser pursuant to the Expense Limitation Agreement even though such amounts for reimbursement have been approved in advance by the Fund's Board of Trustees. Ordinary operating expenses include all Fund expenses except brokerage costs, taxes, interest and extraordinary expenses. The Fund and its shareholders will not benefit from economies of scale to reduce expenses during the period in which the repayment provision of the Expense Limitation Agreement is in effect. Extraordinary expenses would include the costs associated with a merger transaction involving the Fund.


FUND MANAGEMENT
================================================================================

THE INVESTMENT ADVISER

Church Capital Management, LLC, 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067, serves as the investment adviser to the Fund. Church Capital has been managing money for individuals, banking and thrift institutions, corporations, pension funds and profit sharing plans, charitable organizations and other institutional investors since its founding in 1987. As of October 31, 2005, Church Capital managed assets of approximately $895 million. Church Capital is a wholly-owned subsidiary of Sterling Financial Corporation. Sterling Financial Corporation is a diversified financial services company with assets in excess of $2.7 billion.

For its services, the Fund pays to Church Capital an investment advisory fee computed at the annual rate of 1.00% of the Fund's average daily net assets, less any fee reductions. A discussion regarding the factors and considerations of the Board of Trustees in approving the investment advisory contract with Church Capital will be included in the Fund's semiannual report dated May 30, 2006.

Church Capital has agreed for a period of three years from the Fund's start of operations to reduce its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's annual ordinary operating expenses (excluding brokerage costs, taxes, interest and extraordinary expenses) to 1.50% for Retail Class shares and 1.25% for Adviser Class shares based on each class' average daily net assets. Any such fee reductions by Church Capital, or payments by Church Capital of expenses which are the Fund's obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the expense limitations noted above, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. The Expense Limitation Agreement terminates automatically if Church Capital ceases serving as the investment adviser to the Fund. In addition, the Fund's Board of Trustees may terminate the Expense Limitation Agreement upon not less than 60 days' prior written notice to Church Capital. In either scenario, Church Capital shall have no claim against the Fund for any amounts not reimbursed to Church Capital pursuant to the Expense Limitation Agreement even though such amounts for reimbursement have been approved in advance by the Fund's Board of Trustees. The Fund and its shareholders will not benefit from economies of scale to reduce expenses during the period in which the repayment provision of the Expense Limitation Agreement is in effect.

PORTFOLIO MANAGERS

Each individual listed below serves as a co-portfolio manager to the Fund. They are collectively responsible for overseeing the day-to-day management of the Fund, which includes security selection.

GREGORY A. CHURCH is Chairman of Church Capital and also serves as President of Church Capital Investment Trust. Mr. Church founded Church Capital's predecessor, Church Capital Management, Inc. ("CCMI"), in 1987 and has been active in the investment and financial services industry for over twenty years. CCMI was acquired by Sterling Financial Corporation in October of 2003. Mr. Church received his MBA and BS degrees in Finance from Rider University.

JACOB L. SAUMURE is a Senior Vice President with Church Capital and has over 18 years of experience in the investment and financial services industry. Mr. Saumure has been with Church Capital since October of 2003. From August 2000 to September 2003, he served as Chief Investment Officer of Sterling Financial Trust Company, a subsidiary of Sterling Financial Corporation. He holds the Chartered Financial Analyst (CFA) accreditation and is a member of the Association for Investment Management and Research (AIMR).

MICHAEL CHURCH is an Analyst with Church Capital with 2 years of experience. Prior to his employment with Church Capital he was a full time student at Rider University. Mr. Church is responsible for monitoring the financial markets for investment opportunities. His analysis of economic sectors and companies within those sectors serves as the foundation for the universe of stocks considered for investment by Church Capital. Mr. Church graduated Cum Laude from Rider University and is currently studying for his MBA. Mr. Michael Church is the son of Gregory Church.

The Fund's Statement of Additional Information contains additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and
(vi) supervising custodial and other third party services.

The Statement of Additional Information has more detailed information about Church Capital, Ultimus and other service providers to the Fund.

HOW THE FUND VALUES ITS SHARES
================================================================================

The net asset value ("NAV") of each class of the Fund's shares is calculated at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is closed on weekends and in recognition of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund generally values its portfolio securities at their current market values determined on the basis of market quotations. However, if market quotations are not readily available or are considered to be unreliable due to market or other events that occur after the closing of the market but before the Fund calculates its NAV, portfolio securities will be valued at their fair value as determined under procedures adopted by the Fund's Board of Trustees. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Fund may at times invest a portion of its assets in other open-end management investment companies registered under the Investment Company Act of 1940. When calculating the Fund's NAV, the Fund will use the net asset value as reported by the registered open-end management investment company. The value, as determined by the registered open-end management investment company, may be based on fair value pricing; to understand the fair value pricing process used by a registered open-end management investment company, please consult its most current prospectus.

HOW TO BUY SHARES
================================================================================

You may purchase the Fund's shares through financial intermediaries, such as broker-dealers or banks. You may also purchase shares directly from the Fund's principal underwriter, Bainbridge Securities Inc. (the "Distributor"). Shares are available for purchase on each day the New York Stock Exchange is open for business. The Fund reserves the right to reject any purchase request. For an initial purchase order to be in "proper form" you must submit a completed and signed application along with a check made payable to "Church Capital Value Trust". The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

The Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"), mails you confirmations of all purchases or redemptions of Fund shares unless the shares are purchased through a broker or other financial intermediary. If shares are purchased in this manner, transaction confirmations are generally the responsibility of such broker or intermediary. Certificates representing shares are not issued.


MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $1,000, except an IRA or a gift to minors, for which the minimum initial investment is $500. The minimum investment requirement may be waived or reduced for any reason at the discretion of the Adviser.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

     BY   MAIL. To open a new account by mail:

          o    Complete  and sign the  account  application
          o    Enclose a check payable to "Church Capital Value Trust"
          o Mail the application and the check to the Transfer Agent at the following address:

                      Church Capital Value Trust
                      c/o Ultimus Fund Solutions, LLC
                      P.O. Box 46707
                      Cincinnati, Ohio 45246-0707

          All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

          When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the Fund has received payment from your bank, which could take up to 15 calendar days from the purchase date. If an order to purchase shares is canceled because your check does not clear your bank (i.e., insufficient funds), you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

          BY WIRE. To open a new account by wire, call the Transfer Agent at 1-877-742-8061. A representative will assist you in obtaining an account application, which must be completed, signed and sent by facsimile or mail to the Transfer Agent before payment by wire may be made. For an initial purchase order by wire to be in "proper form" you must submit a completed and signed application to the Fund's Transfer Agent. After the application is received and approved, an account number will be assigned by the Fund. A shareholder representative of the Transfer Agent will contact you, by phone or by mail, with the account number. At that point your financial institution may wire your purchase amount to:

          Bank:                          US Bank, N.A.
          Bank City & State:             Cincinnati, Ohio
          Federal ABA Number:            042000013
          Account Name:                  Church Capital Value Trust
          Account Number:                130107147907
          For Further Credit To:         [Insert Name(s) on Your Account]
                                        [Insert Your Account Number]

          An order is considered received when US Bank, the Fund's custodian, receives payment by wire. Do not wire money to the Fund until you have received an account number from the Fund. Your financial institution may charge a fee for wiring funds.

          THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. Before attempting to purchase shares of the Fund, please contact your brokerage firm or financial institution to see if the Fund is available for purchase. Failure to do so could result in your purchase order not being processed on the day in which your purchase order is submitted to your brokerage firm or financial institution. If your brokerage firm or financial institution is not an "authorized" firm (i.e., has no selling agreement with the Distributor), you may be required to submit your purchase order to your brokerage firm or financial institution at an earlier time during the day in order for your broker or financial institution to forward your purchase order to the Fund's Distributor or Transfer Agent prior to 4:00 p.m. (Eastern time). These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. Investors should contact their broker or financial institution to find out whether or not their broker or financial intermediary is authorized to sell shares of the Fund.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $50. Additional purchases may be made:

     o By sending a check, made payable to "Church Capital Value Trust", to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds. Please include your account number in the "memo" section of the check.

     o By wire to the Fund account as described under "Opening an Account - By Wire." Shareholders should call the Transfer Agent at 1-877-742-8061 before wiring funds.
     o    Through your brokerage firm or other financial institution.
     o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-877-742-8061. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-877-742-8061. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. An investor receives the next NAV after receipt by the Fund of a purchase or redemption order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

EXCHANGES

Shares of the Fund may be exchanged for shares of the Church Capital Money Market Fund. No transaction fees are charged for exchanges.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be effected at the next determined net asset value (or offering price if a sales load is applicable) after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a copy of the prospectus for the Church Capital Money Market Fund.

THE DIFFERENT CLASSES OF SHARES

Adviser Class Shares and Retail Class Shares, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the sales charges and expenses to which they are subject. Adviser Class shares are not subject to any form of sales loads or distribution (12b-1) fees, both of which apply to Retail Class shares. This section describes the costs associated with investing in the two classes and explains the eligibility requirements for investing in Adviser Class shares.


                              Adviser Class Shares
                              --------------------

Adviser Class shares of the Fund are sold at the next calculated NAV, without the imposition of any sales charges. To qualify to purchase Adviser Class shares, you must be an investment advisory client of Church Capital. All applications to open an account in the Adviser Class must be approved by Church Capital prior to the opening of the account. To ensure prompt and timely handling of your application, be sure to notify Church Capital prior to submitting your application to the Fund. Church Capital will notify the Transfer Agent on your behalf that you qualify for the purchase of Adviser Class shares. If you have any questions regarding your eligibility to purchase Adviser Class shares, please call Church Capital at (215) 321-1700.


                               Retail Class Shares
                               -------------------

Retail Class shares of the Fund are available for purchase at their public offering price, which is the next calculated NAV plus an initial sales charge of up to 5.25% of the offering price. Purchases of Retail Class shares of $1,000,000 or more are not subject to a sales charge. Retail Class shares are also subject to an annual Rule 12b-1 fee of up to 0.25% of the Fund's average daily net assets allocable to Retail Class shares. Set forth below is a sales charge table which provides you information on investment levels required to reduce your sales charge. For additional information on how to reduce your sales charges, please see "Sales Charge Reduction Programs for Retail Class Shares" below.

The sales charge table for Retail Class shares is as follows:

                              SALES LOAD AS % OF :
                                                                    DEALER
                                     PUBLIC           NET        REALLOWANCE AS
                                    OFFERING        AMOUNT        % OF PUBLIC
                                     PRICE         INVESTED      OFFERING PRICE

AMOUNT PURCHASED
Up to $50,000                         5.25%         5.54%            4.75%
$50,001 up to $100,000                4.00%         4.17%            3.50%
$100,001 up to $250,000               3.00%         3.09%            2.55%
$250,001 up to $500,000               2.25%         2.31%            1.80%
$500,001 up to $1,000,000             2.00%         2.04%            1.60%
Over $1,000,000                        None          None             None

DISTRIBUTION PLAN - RETAIL CLASS

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") that allows Retail Class shares to pay for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of Retail Class shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Retail Class shares; expenses of maintaining personnel who engage in or support distribution of Retail Class shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and any other expenses related to the distribution of Retail Class shares.

The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets allocable to Retail Class shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

SALES CHARGE REDUCTION PROGRAMS FOR RETAIL CLASS SHARES

THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN RETAIL CLASS SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO THE FUND OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

This information regarding Sales Charges Reduction Programs can only be found in the Fund's Statement of Additional Information and this Prospectus. As of the date of this Prospectus, the Fund has not developed an internet web site and therefore does not display such information by way of that medium. In the future this information may become available by way of the internet.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS. In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for sales charge reductions or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund held in:

     o    any account of the shareholder at another financial intermediary; and
     o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

REDUCED SALES LOADS. You may use the RIGHT OF ACCUMULATION to combine the current NAV of your existing Retail Class shares of the Fund with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the sales charge table above.

Purchases made pursuant to a LETTER OF INTENT may also be eligible for the reduced sales charges. With a Letter of Intent, the investor expresses his or her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor's periodic investments the reduced sales load that would apply to the total amount stated in the Letter of Intent. The minimum initial investment under a Letter of Intent is $10,000.

Shareholders may include the value of certain related accounts, including accounts held by their spouse and children under the age of 21, for purposes of determining the applicable sales load and for purposes of the Right of Accumulation and Letter of Intent privileges. These privileges apply even if your related accounts are opened using different brokerage firms, so it is important to let your broker(s) or the Transfer Agent know about all your accounts that may be combined for these privileges. You should contact your broker or the Transfer Agent for more information about reduced sales loads and the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Retail Class shares of the Fund at NAV. Federal and state credit unions may also purchase Retail Class shares at NAV.

In addition, Retail Class shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Distributor and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers, financial planners and other financial intermediaries may also purchase Retail Class shares at NAV if their investment adviser, financial planner or financial intermediary has made arrangements with the Distributor permitting them to do so. The investment adviser, financial planner or financial intermediary must notify the Fund that an investment qualifies as a purchase at NAV.

Trustees, directors, officers and employees of the Trust, the Adviser, the Distributor or the Transfer Agent, including members of the immediate families of such individuals, and employee benefit plans established by such entities, may also purchase Retail Class shares of the Fund at NAV.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. When monitoring shareholder purchases and redemptions the Fund does not apply a quantitative definition to frequent trading. Instead the Fund uses a subjective approach which in itself could lead to inconsistent application of the Fund's frequent trading policies.

In its efforts to curb frequent trading in the Fund the Fund's Board of Trustees has reserved the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares.

The Fund does not accommodate frequent purchases or redemptions of Fund shares.

When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund cannot monitor the individual clients' trading activity. However, the Fund's service providers review trading activity at the omnibus account level, and look for activity that may indicate potential frequent trading or market-timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent-trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage frequent purchases and redemptions of the Fund shares, it cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

Shares of the Fund may be redeemed on each day the New York Stock Exchange is open for trading. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone. What is considered "proper form" for a redemption by mail is described in the subsection "By Mail" and for a telephone redemption the requirements are set forth in the subsection "By Telephone".

     BY MAIL. You may redeem shares by mailing a written request to Church Capital Value Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. To be in "proper form," written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

     SIGNATURES.  If the shares to be  redeemed  over any 30-day  period  have a value of more than $25,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent typically only accepts signatures guaranteed by a financial institution that participates in one of the Medallion Signature Guarantee Programs. However, the Fund, in its sole discretion, may accept a signature guarantee from a financial institution that does not participate in one of the Medallion Signature Guarantee Programs. The Transfer Agent will not accept signature guarantees by a notary public. For more information on signature guarantees, call the Transfer Agent at 1-877-742-8061. The Fund and its Transfer Agent reserve the right to amend these standards at any time. If these standards change, the Fund will provide reasonable notice of such change.

     Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

     BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-877-742-8061. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-877-742-8061.

     Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires. If you contact the Transfer Agent by 4:00 p.m., Eastern time, you will receive the NAV next determined after receipt of the redemption request by the Transfer Agent (i.e., that day's NAV).

     Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

     The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. If your brokerage firm or financial institution is not an "authorized" firm (i.e., has no selling agreement with the Distributor) you may be required to submit your redemption request to your brokerage firm or financial institution at an earlier time during the day in order for your broker or financial institution to forward your redemption request to the Fund's Distributor or Transfer Agent prior to
     4:00 p.m. (Eastern time). These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Please be sure and consult your broker's or financial institution's program materials to understand what information is required for a redemption request. Investors should contact their broker or financial institution to find out whether or not their broker or financial intermediary is authorized to sell shares of the Fund.

RECEIVING PAYMENT

The Fund normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days from the purchase date.

MINIMUM ACCOUNT BALANCE

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $1,000 ($500 for IRA accounts or gifts to minor accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV per share. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $10,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-877-742-8061 for additional information.

REINVESTMENT PRIVILEGE

If you have redeemed Retail Class shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load if the reinvestment occurs within 90 days of the redemption. This privilege may only be exercised once per year.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the value of the Fund's net assets). A redemption in kind will consist of liquid securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges. You will be exposed to market risk until such time as you convert such securities to cash.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund's distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income to shareholders who receive them, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).
o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).
o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about customers or former customers to anyone, except as permitted to serve your account or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.



IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION, PLEASE CALL 1-877-742-8061 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

INVESTMENT ADVISER                             INDEPENDENT AUDITORS
Church Capital Management, LLC                 Briggs, Bunting & Dougherty LLP
301 Oxford Valley Road, Suite 801B             Two Penn Center, Suite 820
Yardley, Pennsylvania 19067                    Philadelphia, Pennsylvania 19102

ADMINISTRATOR/TRANSFER AGENT                   LEGAL COUNSEL
Ultimus Fund Solutions, LLC                    Sullivan & Worcester LLP
225 Pictoria Drive, Suite 450                  One Post Office Square
Cincinnati, Ohio 45246                         Boston, Massachusetts 02109

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

FOR MORE INFORMATION
================================================================================

In addition to the information contained in the Prospectus, the following documents are available free upon request:

     o ANNUAL AND SEMIANNUAL REPORTS The Fund distributes annual and semiannual reports to shareholders that contain detailed information on the Fund's investments. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's first annual report will be available within 60 days following its fiscal year ending November 30, 2006. The Fund's first semiannual report will be available within 60 days following the period ending May 30, 2006.

     o STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

You may request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707. You may also call toll-free:

                                 1-877-742-8061

The Fund has not developed a website as of the date of this Prospectus. It is anticipated that a website will be developed and copies of the Fund's annual and semiannual reports, Prospectus and SAI will be available on the website.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, know as "Householding," is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of the Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address:
PUBLICINFO@SEC.GOV.

                    Investment Company Act File No. 811-21753

                         CHURCH CAPITAL INVESTMENT TRUST

                        CHURCH CAPITAL MONEY MARKET FUND














PROSPECTUS: JANUARY 12, 2006

For more information or assistance in opening an account, please call toll-free 1-877-742-8061.



This prospectus has the information about the Church Capital Money Market Fund that you should know before you invest. The Fund may not be suitable for all investors. Consequently, prospective investors should thoroughly review this prospectus, including all risks and considerations, before making an investment. In addition, this document should be kept with your investment records.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

TABLE OF CONTENTS
================================================================================


         Risk/Return Summary ...................................      3
         Fees and Expenses .....................................      5
         Fund Management .......................................      6
         How the Fund Values Its Shares ........................      7
         How to Buy Shares .....................................      7
         How to Redeem Shares ..................................     12
         Dividends, Distributions and Taxes ....................     15
         Customer Privacy Policy ...............................     16
         For More Information ..................................  back cover

RISK/RETURN SUMMARY
================================================================================

INVESTMENT OBJECTIVE

The Church Capital Money Market Fund (the "Fund") seeks to maximize current income consistent with the preservation of capital and maintenance of liquidity by investing in high quality short-term money market instruments.

The Fund's investment objective cannot be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

In order to pursue its goal, the Fund will invest in the following money market instruments:

     o securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities

     o    high  quality   commercial  paper  and  other  obligations  issued  or
          guaranteed by U.S. and foreign corporations and other issuers

     o    asset-backed securities

     o    certificates of deposit and time deposits

     o    variable- and floating- rate debt securities

     o    bank notes and bankers' acceptances

     o repurchase agreements collateralized by first tier securities in which the Fund could invest directly (securities rated in the highest grade for short-term securities).

     o securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities

     o    municipal   securities   issued  or   guaranteed  by  state  or  local
          governments

All investments of the Fund will be denominated in U.S. dollars, including those that are issued by foreign issuers.

The Fund's investment adviser, Church Capital Management, LLC (referred to herein as "Church Capital" or the "Adviser") will seek to maximize current income within the limits of the Fund's credit, maturity and diversification policies. The Fund, like all money market funds, is governed by strict federal rules that are designed to help a money market fund maintain a stable $1.00 share price. Some of the relevant rules include:

     o Individual securities must have remaining maturities of no more than 397 days and be denominated in U.S. dollars.
     o The dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days.
     o All securities must be in the top two credit grades for short-term debt securities and the Fund will not invest more than 5% of total assets in securities in the second highest credit grade for short-term debt securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal  risks that apply to the Fund are:

STABLE NET ASSET VALUE RISK -- The Fund may not be able to maintain a net asset value per share of $1.00 at all times.

INTEREST RATE RISK -- The Fund's yield and total return will decline in a period of declining interest rates while the Fund's yield and total return will increase in periods of rising interest rates.

DEFAULT RISK -- A security owned by the Fund could default and possibly cause the Fund's share price or yield to fall.

PREPAYMENT OR CALL RISK -- This occurs when an issuer exercises its right to pay principal on an obligation held by the Fund sooner than expected. Generally this happens in a period of falling interest rates. If this happens, the Fund likely will not be able to reinvest the returns in a security paying at comparable yields.

DEBT EXTENSION -- When an issuer exercises its right to pay principal on an obligation held by the Fund later than expected, the Fund will not be able to invest in other higher yielding securities. This risk is usually associated with a period of rising interest rates.

COUNTERPARTY RISK -- The risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations. The Fund attempts to eliminate this risk by investing in high grade short-term securities.

MANAGEMENT RISK -- This risk is found in all mutual funds and it is the risk that the Fund's investment adviser will fail to produce the intended results.

LIQUIDITY RISK -- There is a risk that the Fund will not be able to pay redemption proceeds within time periods described herein because of unusual market conditions or high redemption volume.

FOREIGN SECURITY RISK -- The Fund's investments in securities of foreign issuers are subject to the risk that adverse political, financial and or economic conditions could lead to a loss by the Fund. In addition, foreign countries generally have less stringent accounting and disclosure standards compared to the United States.

OTHER RISKS--

     o AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     o    The Fund is not appropriate for use as a complete investment program.

PERFORMANCE HISTORY

The Fund is new and therefore does not have a performance history for a full calendar year.

FEES AND EXPENSES
================================================================================

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)            None (1)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

         Management Fees                                             0.50%
         Distribution (12b-1) Fees                                   None
         Other Expenses (2)                                          0.26%
                                                                     ----
         Total Annual Fund Operating Expenses                        0.76%
         Less Fee Reductions and Expense Reimbursements (3)         (0.10%)
                                                                     ----
         Net Expenses                                                0.66%
                                                                     ====

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 Year                $ 67
                     3 Years               $ 211

     (1) A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

     (2) Other Expenses are based on estimated expenses for the current fiscal year.

     (3) The Adviser has contractually agreed, for a period of three years from the beginning of the Fund's operations, to reduce its management fees and to absorb the Fund's operating expenses to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 0.66% of the Fund's average daily net assets. Management fee reductions and expenses absorbed by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund's ordinary operating expenses to exceed the 0.66% limit. Under this Expense Limitation Agreement, the Board of Trustees has authorized (in advance) the repayment of these expenses to the Adviser. The Expense Limitation Agreement terminates automatically if the Adviser ceases serving as the investment adviser to the Fund. In addition, the Fund's Board of Trustees may terminate the Expense Limitation Agreement upon not less than 60 days' prior written notice to the Adviser. In either scenario, the Adviser shall have no claim against the Fund for any amounts not reimbursed to the Adviser pursuant to the Expense Limitation Agreement even though such amounts for reimbursement have been approved in advance by the Fund's Board of Trustees. Ordinary operating expenses include all Fund expenses except brokerage costs, taxes, interest and extraordinary expenses. The Fund and its shareholders will not benefit from economies of scale to reduce expenses during the period in which the repayment provision of the Expense Limitation Agreement is in effect. Extraordinary expenses would include the costs associated with a merger transaction involving the Fund.

FUND MANAGEMENT
================================================================================

THE INVESTMENT ADVISER

Church Capital Management, LLC, 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067, serves as the investment adviser to the Fund. Church Capital has been managing money for individuals, banking and thrift institutions, corporations, pension funds and profit sharing plans, charitable organizations and other institutional investors since its founding in 1987. As of October 31, 2005, Church Capital managed assets of approximately $895 million. Church Capital is a wholly owned subsidiary of Sterling Financial Corporation. Sterling Financial Corporation is a diversified financial services company with assets in excess of $2.7 billion.

For its services, the Fund pays Church Capital an investment advisory fee computed at the annual rate of 0.50% of the Fund's average daily net assets, less any fee reductions. A discussion regarding the factors and considerations of the Board of Trustees in approving the investment advisory contract with Church Capital will be included in the Fund's semiannual report dated May 30, 2006.

Church Capital has agreed for a period of three years from the Fund's start of operations to reductions its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's annual ordinary operating expenses (excluding brokerage costs, taxes, interest and extraordinary expenses) to 0.66% of the Fund's average daily net assets. Any such fee reductions by Church Capital, or payments by Church Capital of expenses which are the Fund's obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 0.66% expense limitation, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. The Expense Limitation Agreement terminates automatically if Church Capital ceases serving as the investment adviser to the Fund. In addition, the Fund's Board of Trustees may terminate the Expense Limitation Agreement upon not less than 60 days' prior written notice to Church Capital. In either scenario, Church Capital shall have no claim against the Fund for any amounts not reimbursed to Church Capital pursuant to the Expense Limitation Agreement even though such amounts for reimbursement have been approved in advance by the Fund's Board of Trustees. The Fund and its shareholders will not benefit from economies of scale to reduce expenses during the period in which the repayment provision of the Expense Limitation Agreement is in effect.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The Statement of Additional Information has more detailed information about Church Capital, Ultimus and other service providers to the Fund.

HOW THE FUND VALUES ITS SHARES
================================================================================

The net asset value ("NAV") of the Fund's shares is calculated as of 12:30 p.m., Eastern time on each day that the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is closed on weekends and in recognition of the following holidays: New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund seeks to maintain a stable NAV of $1.

The Fund values its securities on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV. For additional information on how the Fund values its securities, please see the Fund's Statement of Additional Information.

HOW TO BUY SHARES
================================================================================

You may purchase the Fund's shares through authorized financial intermediaries, such as broker-dealers or banks. You may also purchase shares directly from the Fund's principal underwriter, Bainbridge Securities Inc. (the "Distributor").

Purchase orders that are accepted no later than 12:30 p.m., Eastern time, generally receive that day's dividend. Purchase orders accepted after 12:30 p.m., Eastern time, generally will receive the next day's dividend.

The Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"), mails you confirmations of all purchases, redemptions or exchanges of Fund shares unless the shares are purchased through a broker or other financial intermediary. If shares are purchased in this manner, transaction confirmations are generally the responsibility of such broker or intermediary. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $1,000. The minimum investment requirement may be waived or reduced for any reason at the discretion of the Adviser.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

     BY MAIL. To open a new account by mail:

     o    Complete and sign the account application
     o    Enclose a check payable to "Church Capital Money Market Fund"
     o Mail the application and the check to the Transfer Agent at the following address:

               Church Capital Money Market Fund
               c/o Ultimus Fund Solutions, LLC
               P.O. Box 46707
               Cincinnati, Ohio 45246-0707

     All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

     When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the Fund has received payment from your bank, which could take up to 15 calendar days from the purchase date. If an order to purchase shares is canceled because your check does not clear your bank (i.e., insufficient funds), you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

     BY WIRE. To open a new account by wire, call the Transfer Agent at 1-877-742-8061. A representative will assist you in obtaining an account application, which must be completed, signed and sent by facsimile or mail to the Transfer Agent before payment by wire may be made. For an initial purchase order by wire to be in "proper form" you must submit a completed and signed application to the Fund's Transfer Agent. After the application is received and approved, an account number will be assigned by the Fund. A shareholder representative of the Transfer Agent will contact you, by phone or by mail, with the account number. At that point your financial institution may wire your purchase amount to:

     Bank:                       US Bank, N.A.
     Bank City & State:          Cincinnati, Ohio
     Federal ABA Number:         042000013
     Account Name:               Church Capital Money Market Fund
     Account Number:             130107147907
     For Further Credit To:      [Insert Name(s) on Your Account]
                                 [Insert Your Account Number]

     An order is considered received when US Bank, the Fund's custodian, receives payment by wire. Do not wire money to the Fund until you have received an account number from the Fund. Your financial institution may charge a fee for wiring funds.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. Before attempting to purchase shares of the Fund, please contact your brokerage firm or financial institution to see if the Fund is available for purchase. Failure to do so could result in your purchase order not being processed on the day in which your purchase order is submitted to your brokerage firm or financial institution. If your brokerage firm or financial institution is not an "authorized" firm (i.e., has no selling agreement with the Distributor) you may be required to submit your purchase order to your brokerage firm or financial institution at an earlier time during the day in order for your broker or financial institution to forward your purchase order to the Fund's Distributor or Transfer Agent prior to 12:30 p.m. (Eastern time). These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. Investors should contact their broker or financial institution to find out whether or not their broker or financial intermediary is authorized to sell shares of the Fund.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100. Additional purchases may be made:

     o By sending a check, made payable to "Church Capital Money Market Fund," to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

          Please include your account number in the "memo" section of the check. If the Fund is unable to collect these losses from the shareholder, the Fund and its shareholders will be responsible for these losses.
     o By wire to the Fund account as described under "Opening an Account - By Wire." Shareholders should call the Transfer Agent at 1-877-742-8061 before wiring funds.
     o    Through  your  brokerage  firm or other  financial  institution.
     o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-877-742-8061. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-877-742-8061. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. An investor receives the next NAV after receipt by the Fund of a purchase or redemption order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

EXCHANGES

Shares of the Fund may be exchanged for shares of the Church Capital Value Trust. A sales load will be imposed on an exchange into Retail Class shares of the Church Capital Value Trust if a sales load has not been previously paid on the value of the shares being exchanged or is otherwise not applicable. If you are eligible to purchase Adviser Class shares of the Church Capital Value Trust, no sales load will be charged on the exchange. No transaction fees are charged for exchanges.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be effected at the next determined net asset value (or offering price if a sales load is applicable) after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a copy of the prospectus for the Church Capital Value Trust.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. When monitoring shareholder purchases and redemptions the Fund does not apply a quantitative definition to frequent trading. Instead the Fund uses a subjective approach which in itself could lead to inconsistent application of the Fund's frequent trading policies.

In its efforts to curb frequent trading in the Fund, the Fund's Board of Trustees has reserved the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares.

The Fund does not accommodate frequent purchases or redemptions of Fund shares.

When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund cannot monitor the individual clients' trading activity. However, the Fund's service providers review trading activity at the omnibus account level, and look for activity that may indicate potential frequent trading or market-timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent-trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage frequent purchases and redemptions of the Fund shares, it cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

Shares of the Fund may be redeemed on each day the New York Stock Exchange is open for trading. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone. Redemption orders or exchange orders that are accepted no later than the close of the Fund (12:30 p.m., Eastern time) generally do not receive that day's dividend, but those accepted after the close of the Fund generally do. What is considered "proper form" for a redemption by mail is described in the subsection "By Mail" and for a telephone redemption the requirements are set forth in the subsection "By Telephone".

     BY MAIL. You may redeem shares by mailing a written request to Church Capital Money Market Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. To be in "proper form," written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

     SIGNATURES.  If the shares to be  redeemed  over any 30-day  period  have a value of more than $25,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent typically only accepts signatures guaranteed by a financial institution that participates in one of the Medallion Signature Guarantee Programs. However, the Fund, in its sole discretion, may accept a signature guarantee from a financial institution that does not participate in one of the Medallion Signature Guarantee Programs. The Transfer Agent will not accept signature guarantees by a notary public. For more information on signature guarantees, call the Transfer Agent at 1-877-742-8061. The Fund and its Transfer Agent reserve the right to amend these standards at any time. If these standards change, the Fund will provide reasonable notice of such change.

     Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

     BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-877-742-8061. In order to make redemption requests by telephone, the Telephone Privileges section of the account
     application  must  be  completed.   For  existing  accounts,   a  Telephone
     Privileges form may be obtained by calling the Transfer Agent at 1-877-742-8061.

     Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires. If you contact the Transfer Agent by 12:30 p.m., Eastern time, you will receive the NAV next determined after receipt of the redemption request by the Transfer Agent (i.e., that day's NAV).

     Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

     The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 12:30 p.m., Eastern time. If your brokerage firm or financial institution is not an "authorized" firm (i.e., has no selling agreement with the Distributor) you may be required to submit your redemption request to your brokerage firm or financial institution at an earlier time during the day in order for your broker or financial institution to forward your redemption request to the Fund's Distributor or Transfer Agent prior to
     12:30p.m. (Eastern time). These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Please be sure and consult your broker or financial institution's program materials to understand what information is required for a redemption request. Investors should contact their broker or financial institution to find out whether or not their broker or financial intermediary is authorized to sell shares of the Fund.

RECEIVING PAYMENT

The Fund normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days from the purchase date.

MINIMUM ACCOUNT BALANCE

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $1,000 due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV per share. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $10,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-877-742-8061 for additional information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the value of the Fund's net assets). A redemption in kind will consist of liquid securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges. You will be exposed to market risk until such time as you convert such securities to cash.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

The Fund distributes to its shareholders substantially all of its net investment income and any net realized capital gains. The Fund declares a dividend on every business day based on its determination of its net investment income and realized capital gains. The Fund generally pays its dividends on the last business day of every month.

The dividends paid by the Fund are generally taxable as ordinary income, whether received in cash or reinvested in additional shares. No portion of the Fund's distributions is eligible for the dividends received deduction available to corporations.

The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).
o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).
o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about customers or former customers to anyone, except as permitted to serve your account or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.



IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION, PLEASE CALL 1-877-742-8061 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

INVESTMENT ADVISER                      INDEPENDENT AUDITORS
Church Capital Management, LLC          Briggs, Bunting & Dougherty LLP
301 Oxford Valley Road, Suite 801B      Two Penn Center, Suite 820
Yardley, Pennsylvania 19067             Philadelphia, Pennsylvania 19102

ADMINISTRATOR/TRANSFER AGENT            LEGAL COUNSEL
Ultimus Fund Solutions, LLC             Sullivan & Worcester LLP
225 Pictoria Drive, Suite 450           One Post Office Square
Cincinnati, Ohio 45246                  Boston, Massachusetts 02109

CUSTODIAN
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

FOR MORE INFORMATION
================================================================================
In addition to the information contained in the Prospectus, the following documents are available free upon request:

     o    ANNUAL AND SEMIANNUAL REPORTS
          The Fund distributes annual and semiannual reports to shareholders that contain detailed information on the Fund's investments. The Fund's first annual report will be available within 60 days following its fiscal year ending November 30, 2006. The Fund's first semiannual report will be available within 60 days following the period ending May 30, 2006.

     o    STATEMENT OF ADDITIONAL INFORMATION (SAI)
          The SAI provides more detailed information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

You may request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707. You may also call toll-free:

                                 1-877-742-8061

The Fund has not developed a website as of the date of this Prospectus. It is anticipated that a website will be developed and copies of the Fund's annual and semiannual reports, Prospectus and SAI will be available on the website.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, know as "Householding," is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of the Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address:
PUBLICINFO@SEC.GOV.

                    Investment Company Act File No. 811-21753

                         CHURCH CAPITAL INVESTMENT TRUST

                           CHURCH CAPITAL VALUE TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                January 12, 2006

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Church Capital Value Trust dated January 12, 2006. This SAI incorporates by reference the Fund's Prospectus dated January 12, 2006. You may obtain a free copy by writing to Church Capital Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 1-877-742-8061.

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------
DESCRIPTION OF THE TRUST AND THE FUND..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
  CONSIDERATIONS...............................................................3

INVESTMENT LIMITATIONS.........................................................6

THE INVESTMENT ADVISER ........................................................8

TRUSTEES AND OFFICERS.........................................................12

DISTRIBUTION PLAN.............................................................15

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................16

DETERMINATION OF NET ASSET VALUE..............................................18

CALCULATION OF PERFORMANCE DATA...............................................19

PURCHASE AND REDEMPTION OF SHARES.............................................20

ADDITIONAL TAX INFORMATION....................................................21

PROXY VOTING POLICIES AND PROCEDURES..........................................24

PORTFOLIO TURNOVER............................................................24

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................25

CUSTODIAN.....................................................................26

FUND SERVICES.................................................................26

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................27

LEGAL COUNSEL.................................................................27

DISTRIBUTOR...................................................................27

FINANCIAL STATEMENTS..........................................................28

APPENDIX A--PROXY VOTING POLICY...............................................34

DESCRIPTION OF THE TRUST AND THE FUND

     Church Capital Investment Trust (the "Trust") is an open-end investment company established as a business trust under the laws of Ohio by an Agreement and Declaration of Trust dated April 6, 2005 (the "Trust Agreement"). The Trust currently offers two series of shares to investors, Church Capital Value Trust (the "Fund"), which is included in this SAI, and the Church Capital Money Market Fund, which is included in a separate SAI. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. For information on the Church Capital Money Market Fund, please call 1-877-742-8061.

     The investment adviser to the Fund is Church Capital Management, LLC (referred to hereafter as the "Adviser" or "Church Capital"). More information on Church Capital is contained in the section "The Investment Adviser."

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Each Class of shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (1) Retail Class shares are sold with a front-end sales load and are subject to an ongoing distribution (Rule 12b-1) fee, whereas Adviser Class shares are sold no-load and are not subject to any ongoing distribution (Rule 12b-1) fee; (2) Adviser Class shares are only available to investment advisory clients of Church Capital; (3) certain Class specific expenses will be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (4) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains information about the Fund's non-principal investment strategies and risks.

     EQUITY SECURITIES - In addition to common stock, the Fund may invest in other types of equity securities, such as preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, American Depositary Receipts ("ADRs") and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

     Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be of investment grade or, if unrated, of comparable quality in the opinion of the Adviser.

     The Fund may invest in foreign securities through the purchase of ADRs. ADRs are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. ADRs are subject to the same risks as the underlying foreign securities to which they relate. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

     Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A Midcap SPDR is the same as a SPDR except that it tracks the S&P's Midcap 400 and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in exchange traded funds from a variety of financial institutions such as Barclays Global Fund Advisors (iShares), Merrill Lynch (HOLDRs), Fidelity (Fidelity Select Portfolios), PDR Services LLC (Select Sector
SPDR), State Street Capital Markets, LLC (Fortune e-50, Fortune 500, and streetTRACKS) and The Vanguard Group (VIPERs). Each equity security described in this paragraph is issued by a registered investment company that charges investors certain fees and expenses. As a result of the Fund's investment in these securities, these expenses are passed onto the Fund and its shareholders. The Fund does not intend to invest more than 5% of its total assets in any one registered investment company or 10% of its total assets in all investment companies.

     REPURCHASE AGREEMENTS -- The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government obligations"). A repurchase agreement, which is a type of loan, is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. Repurchase agreements will be used by the Fund as an option for its overnight cash investments. The Fund will typically invest in repurchase agreements when the yield offered is equal to or better than the yield of other short-term investment options available to the Fund.

     REVERSE REPURCHASE AGREEMENTS - A reverse repurchase agreement requires the Fund to sell a security in exchange for cash and then enter into an agreement to repurchase the security at a specified future date and price. The Fund generally would retain the right to interest and principal payments on the security. If the Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. Reverse repurchase agreements are also considered a form of borrowing.

     OPTION TRANSACTIONS -- The Fund may engage in option transactions involving individual stocks as well as stock indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). For a call option on an index, the option will be covered if the Fund holds a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the custodian.

     The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option purchased by the Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations. The Fund will limit its investments in options to 10% of its total assets.

     LOANS OF PORTFOLIO SECURITIES -- The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of the Fund's net assets. Although generation of income is not a principal investment strategy of the Fund, the Adviser may, if deemed in the best interest of the Fund, loan the Fund's securities. The income generated by such loans can be used by the Fund to pay expenses, cover redemptions, and purchase additional portfolio securities.

     SHORT SALES -- The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

     In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit Fund's potential loss on a short sale, which is unlimited.

     The Fund may also sell a security short "against the box," which means that the Fund sells a security that it owns, or has the right to obtain without payment of further consideration. The borrowing and segregated account provisions described above do not apply to short sales against the box.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The Fund's status as a diversified fund as well as the investment limitations described below have been adopted by the Trust with respect to the Fund as "fundamental," i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. See the Prospectus for more information on the Fund's investment objective and strategies.

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of

300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (the "SEC") or its staff.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

     7. CONCENTRATION. The Fund will not invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above nor does it apply to the non-fundamental policy regarding illiquid securities set forth in paragraph 5 below. With regards to the Fund's borrowing policy, if at anytime the Fund's borrowings exceed the 300% asset coverage requirement, the Fund will reduce its borrowings to meet such requirement within 3 days (not including Sundays and holidays) of such occurrence.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are "non-fundamental," i.e., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. The Fund will not mortgage, pledge, or hypothecate more than 15% of its net assets.

     2. LEVERAGE. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this SAI.

     5. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in illiquid securities.

THE INVESTMENT ADVISER

     The Fund's investment adviser is Church Capital Management, LLC, 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067. Church Capital is a wholly-owned subsidiary of Sterling Financial Corporation, a publicly traded company. Church Capital and the Fund's distributor, Bainbridge Securities Inc. (the "Distributor"), are affiliated companies, both subsidiaries of Sterling Financial Corporation. As of the date of this SAI, the Adviser owns all of the outstanding shares of the Fund.

     Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. As compensation for its management services, the Fund pays the Adviser a fee computed daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.

     The Adviser has contractually agreed to reduce a portion of its advisory fees or to reimburse the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses with respect to Retail Class shares do not exceed an amount equal to 1.50% annually, and with respect to Adviser Class shares do not exceed an amount equal to 1.25% annually, as a percentage of each Class's average net assets. This Expense Limitation Agreement remains in effect for a period of three years from the beginning of the Fund's operations. Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund provided that the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. The Adviser's ability to recover fee reductions or expense reimbursements under the terms of the Expense Limitation Agreement terminates upon the termination of the Advisory Agreement with the Trust. In addition, the Board of Trustees has reserved the right to terminate the Expense Limitation Agreement at any time, upon 60 days advance written notice. If the Board of Trustees terminates the Agreement, the Adviser has no right or claim to recover any fee reductions and expense reimbursements that have not been previously reimbursed.

     Unless sooner terminated, the Advisory Agreement shall continue in effect until December 8, 2007, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. The Fund will not be subject to any payment or penalty if the Advisory Agreement terminates.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

     The footnotes to the Fund's financial statements, which are part of this SAI, contain disclosure stating that the Adviser may be able to recover organizational costs that it has paid on behalf of the Fund. This footnote is not correct. Subsequent to the date and not withstanding Note 2 of the Fund's Financial Statements, consistent with Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities," the Adviser has waived any right to and will not seek repayment or recovery of any organizational costs and the Fund will not repay any organizational costs.

BOARD REVIEW OF ADVISORY AGREEMENT

     The Trustees, including a majority of the Independent Trustees, approved the Advisory Agreement at a meeting of the Board of Trustees held on December 8, 2005. In approving the Advisory Agreement, the Board of Trustees of the Fund considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services to be provided by the Adviser, the long term performance of the Adviser in managing assets under a similar strategy and the reasonableness of the fees to be charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees, in their evaluation of the quality of the Adviser's services, considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The Trustees reviewed the experience of the Adviser's personnel in managing other types of client accounts, including various pooled investments. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered. The Trustees also considered the business reputation of the Adviser's key personnel and the Adviser's financial resources. In addition, the Trustees reviewed the financial condition of the Adviser, concluding that the Adviser is adequately capitalized to satisfy its obligations under the Expense Limitation Agreement.

     The Trustees also reviewed the performance of the Adviser in managing client assets with similar investment strategies. The Trustees were provided comparative information on the Adviser's performance relative to the S&P 500 Index. After reviewing the Adviser's performance, the Trustees concluded that the Adviser was qualified to manage the Fund in accordance with its stated investment objective.

     In reviewing the fees payable under the Advisory Agreement, the Trustees determined that the level of advisory fees was within industry standards and the Fund's peer group. The Trustees noted that the advisory fee was higher than the average mutual fund in its peer group. However, the Trustees further considered the level of total expenses payable by the Fund in light of the Adviser's commitment to reduce fees and reimburse expenses of the Fund, and noted that the level of such expenses, after fee reductions and expense reimbursements, is generally equal to or slightly lower than the average total expenses of comparably managed funds, according to current industry data presented to the Trustees. The Trustees, including the Independent Trustees, determined that the advisory fees to be paid to the Adviser pursuant to the Advisory Agreement are fair and reasonable to the Fund and its shareholders.

     The Trustees also discussed the likely costs of the services to be provided by the Adviser along with the potential of future profits by the Adviser and its affiliates from the relationship with the Fund. The Trustees concluded that, since the Fund is a new fund, these factors are not material at this time with regards to their approval of the Advisory Agreement.

     The Trustees considered the extent to which economies of scale would be realized as the Fund grows. The Trustees noted that since the fund is a new Fund, with virtually no assets, a discussion regarding economies of scale is not meaningful at this time. The Trustees did note that as the Fund grows it may become necessary to add breakpoints to the advisory fee to ensure that Fund shareholders are being charged a reasonable advisory fee. The Trustees concluded that economies of scale are not a material factor at this time with regards to the approval of the Advisory Agreement.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that the Advisory Agreement was in the best interests of the Fund and its shareholders.

THE PORTFOLIO MANAGERS

     Gregory A. Church, Jacob L. Saumure and Michael Church serve as co-Portfolio Managers to the Fund. Mr. Gregory Church is Mr. Michael Church's father. Messrs. Church, Saumure and Church are responsible for overseeing the day-to-day management of the Fund. As of October 31, 2005, the Adviser manages approximately $895 million in assets. The following table lists the number of accounts managed and total assets of accounts within each category at Church Capital as of June 30, 2005 for each Portfolio Manager:

Other Accounts Managed (as of June 30, 2005)

----------------------------------------------------------------------------------------------------------------------
                                                                                    # OF ACCOUNTS     TOTAL ASSETS OF
                                                                                        MANAGED       ACCOUNTS MANAGED
      NAME OF                                         TOTAL # OF      TOTAL ASSETS   WITH ADVISORY   WITH ADVISORY FEE
     PORTFOLIO                                       OTHER ACCOUNTS     OF OTHER     FEE BASED ON        BASED ON
     MANAGERS                  TYPE OF ACCOUNTS         MANAGED     ACCOUNTS MANAGED  PERFORMANCE       PERFORMANCE
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 Gregory A. Church      Registered Investment Co.:         0             $0               0            $    0
                       Other Pooled Inv. Vehicles:         0             $0               0            $    0
                             Other Accounts:              350       $595 million          0            $    0
----------------------------------------------------------------------------------------------------------------------
 Jacob L. Saumure,      Registered Investment Co.:         0             $0               0            $    0
        CFA            Other Pooled Inv. Vehicles:         0             $0               0            $    0
                             Other Accounts:              364       $174 million          0            $    0
----------------------------------------------------------------------------------------------------------------------
   Michael Church       Registered Investment Co.:         0             $0               0            $    0
                       Other Pooled Inv. Vehicles:         0             $0               0            $    0
                             Other Accounts:              75         $28 million          0            $    0
----------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

     The Adviser does not believe any material conflicts of interest exist in connection with the Portfolio Managers' management of Fund assets and their participation in management of the other accounts noted above. The client accounts managed by the Adviser have essentially the same investment objective and are managed according to similar strategies as the Fund or, in the alternative, have unique investment objectives and/or strategies that do not overlap with the Fund. These client accounts, like the Fund, pay either an advisory fee based upon the size of the accounts or in some instances, pay a fee based on a fixed schedule. No performance-related fee structures are involved with any of the client accounts. As a result, the Adviser does not believe any material conflicts exist with regard to security selection or security allocation between the Fund and the other accounts. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. It is the policy of the Adviser to allocate advisory recommendations and place orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. In addition to adopting a trade allocation policy, the Adviser has adopted a code of ethics governing its employees personal trading activities. This code of ethics is designed to ensure that the Adviser's clients, including the Fund, are not disadvantaged by trading activities of Adviser employees.

     Mr. Gregory Church is president and controlling shareholder of another SEC registered investment adviser. Mr. Church, in his role with this adviser, serves as portfolio manager to another registered investment company (a "mutual fund"). Currently, this mutual fund is being reorganized into another registered investment company. Upon the completion of the reorganization, Mr. Church will no longer serve as portfolio manager to the mutual fund. It is also the intention of Mr. Church to withdraw the registration of the other adviser with the SEC after the completion of the reorganization. However, until the completion of the reorganization, Mr. Church's services to the other mutual fund may impact the amount of time spent managing the Fund. The Adviser will monitor Mr. Church's activity to ensure the Fund is not being disadvantaged by his services to this other mutual fund.

COMPENSATION

     Mr. Gregory A. Church receives a fixed salary from the Adviser, as well as stock options of the Adviser's parent company, Sterling Financial Corporation ("Sterling"). The receipt of stock options is fully discretionary, determined by Sterling's management team. Mr. Church is also offered an opportunity to participate in a deferred compensation plan. Mr. Church, like all employees of the Adviser, participates in the Adviser's 401(k) plan. Mr. Church also is provided with a company car.

     Mr. Jacob L. Saumure receives a fixed salary from the Adviser, and is eligible to receive a bonus. The bonus is based upon the attainment of a combination of personal, team and overall company goals. Mr. Saumure, like all employees of the Adviser, participates in the Adviser's 401(k) plan.

     Mr. Michael Church receives a fixed salary from the Adviser, and is eligible to receive a bonus. The bonus is based upon the attainment of a combination of personal, team and overall company goals. Mr. Church, like all employees of the Adviser, participates in the Adviser's 401(k) plan.

OWNERSHIP OF FUND SHARES

     As a result of the Fund being new, Messrs. Church, Saumure and Church do not own any of the outstanding shares of the Fund as of November 30, 2005.

TRUSTEES AND OFFICERS

     Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
                                                                                                                       FUND
                                                                              PRINCIPAL OCCUPATION(S) DURING          COMPLEX
NAME, ADDRESS AND AGE                     LENGTH OF        POSITION(S) HELD   PAST 5 YEARS AND DIRECTORSHIPS        OVERSEEN BY
                                          TIME SERVED         WITH TRUST          OF PUBLIC COMPANIES                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

* Thomas P. Dautrich (age 56)               Since               Trustee       From January 2002 through                  2
301 Oxford Valley Road, Suite 801B          April                             present, Chief Executive Officer
Yardley, Pennsylvania 19067                 2005                              of the Bank of Lancaster County;
                                                                              from  January 2000 through
                                                                              January 2002, Chief Operating
                                                                              Officer of the Bank of Lancaster
                                                                              County.
INDEPENDENT TRUSTEES:
Gerald L. Printz (age 48)                   Since             Chairman &      From November 1993 through                 2
301 Oxford Valley Road, Suite 801B         December            Trustee        present, President of Amsador,
Yardley, Pennsylvania 19067                 2005                              Ltd. (information management
                                                                              consulting firm). From April
                                                                              2002 through present, Chief
                                                                              Executive Officer of 20/20
                                                                              Innovations, LLC (provides crisis
                                                                              management planning and
                                                                              prevention services). From
                                                                              March of 1996 to present, Trustee
                                                                              of the Matterhorn Growth Fund
                                                                              (an open end mutual fund).

Portia Sue Perrotty (age 52)                Since               Trustee       From January of 2003 to present,           2
301 Oxford Valley Road, Suite 801B         December                           Chief of Staff for the First Lady
Yardley, Pennsylvania 19067                  2005                             of Pennsylvania;  from August
                                                                              1981 to January 2002, served in
                                                                              various roles for Wachovia Bank.
                                                                              Ms. Perrotty's last position
                                                                              was Executive Vice President
                                                                              of Wachovia Corp.

(1)Brian D. Wassell, CPA (age 36)           Since               Trustee       Partner of Trout, Ebersole &               2
301 Oxford Valley Road, Suite 801B         December                           Groff LLP (CPA firm)
Yardley, Pennsylvania 19067                 2005



                                                                 13


EXECUTIVE OFFICERS:


Gregory A. Church (age 49)                  Since              President      Founder and Chairman of Church
301 Oxford Valley Road, Suite 801B         December                           Capital Management, LLC
Yardley, Pennsylvania 19067                 2005


John E. Barry (age 39)                      Since           Vice President    From October 2003 to present,
301 Oxford Valley Road, Suite 801B         December                           Investment Committee Member
Yardley, Pennsylvania 19067                 2005                              and Portfolio Manager of Church
                                                                              Capital Management, LLC; from March
                                                                              2000 to October 2003, Managing
                                                                              Director of Sterling Financial
                                                                              Trust Company

Robert G. Dorsey (age 48)                   Since           Vice President    Managing Director of Ultimus
225 Pictoria Drive, Suite 450              December                           Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                      2005                              Fund Distributors, LLC

Mark J. Seger (age 44)                      Since           Vice President    Managing Director of Ultimus
225 Pictoria Drive, Suite 450              December                           Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                      2005                              Fund Distributors, LLC

John F. Splain (age 49)                     Since           Vice President    Managing Director of Ultimus
225 Pictoria Drive, Suite 450              December                           Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                      2005                              Fund Distributors, LLC

Christy N. Oeth (age 37)                    Since               Chief         Compliance Officer for
301 Oxford Valley Road, Suite 801B         December           Compliance      Bainbridge Securities Inc. and
Yardley, Pennsylvania 19067                 2005               Officer        serves on the Investment Committee
                                                                              of Church Capital Management, LLC

     * Thomas P. Dautrich is an affiliated person of Church Capital Management, LLC, the Fund's investment adviser, and Bainbridge Securities Inc., the Fund's principal underwriter, and is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     (1) Mr. Wassell is a partner with an accounting firm that has provided various professional services to certain affiliates of the Adviser resulting in payment of fees to his firm exceeding $60,000. The following services were provided by his firm: financial accounting services; tax services; and services assisting in the purchase of a business. However, these services were not a significant part of his firm's overall business. Mr. Wassell did not personally perform any of the services noted.

     BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Ms. Perrotty and Messrs. Printz and Wassell are the members of the Audit Committee. Since the Fund has not yet commenced operations as of the date of this SAI, the Audit Committee has not held any meetings to date. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2005.

                           Dollar Range of            Aggregate Dollar
                          Fund Shares Owned       Range of Shares of All Funds
Name of Trustee              by Trustee              Overseen by Trustee
--------------------------------------------------------------------------------
Thomas P. Dautrich             None                        None
INDEPENDENT TRUSTEES:
Gerald L. Printz               None                        None
Portia Sue Perrotty            None                        None
Brian D. Wassell               None                        None

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is an Independent Trustee receives from the Fund an annual fee of $4,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. Since the Fund has not yet commenced operations, the Trustees have not received any compensation as of the date of this SAI.

     INDEPENDENT   TRUSTEE  OWNERSHIP  IN  THE  FUND'S  INVESTMENT  ADVISER1  OR
DISTRIBUTOR.2 This information is provided as of December 31, 2005.

=====================================================================================================
            (1)              (2)             (3)             (4)             (5)           (6)
=====================================================================================================
                           NAME OF
                         OWNERS AND        NAME OF      TITLE OF CLASS      VALUE OF     PERCENT OF
    NAME OF TRUSTEE     RELATIONSHIPS      COMPANY       OF SECURITY       SECURITIES      CLASS
                         TO TRUSTEE
=====================================================================================================
Gerald L. Printz             N/A             N/A             N/A              NONE          N/A
=====================================================================================================
Portia Sue Perrotty          N/A             N/A             N/A              NONE          N/A
=====================================================================================================
Brian D. Wassell             N/A             N/A             N/A              NONE          N/A
=====================================================================================================

1    Church Capital Management, LLC
2    Bainbridge Securities Inc.


DISTRIBUTION PLAN

     As stated in the Prospectus, the Fund has adopted a plan of distribution with respect to Retail Class shares of the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the distribution and promotion of its Retail Class shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund allocable to its Retail Class shares. Unreimbursed expenses will not be carried over from year to year.

     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Retail Class shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its Retail Class shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his affiliation with the Adviser and the  Distributor,  Thomas
P. Dautrich may be deemed to have a financial interest in the operation of the Plan.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Adviser does not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares, including Bainbridge Securities Inc., so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. The Adviser does not have arrangements with any broker, the Fund's custodian, or the Fund's transfer agent to receive hard dollar credits for allocating portfolio trades to a particular broker.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the receipt of such research and study of such research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Advisory Agreement.

     While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker including Bainbridge Securities Inc., (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor. The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Advisory Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability.

     The Advisory Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. The Fund contemplates no ongoing arrangements with any brokerage firms. An affiliated broker-dealer will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

     The share price (net asset value) and public offering price of the shares of the Fund is determined as of the end of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the Exchange is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. The value of foreign securities held by the Fund is converted into U.S. dollars using an exchange rate from an independent third party. When reliable market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income  securities  are valued at their  market  value when  reliable market quotations are readily available. A pricing service typically utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     TRADING IN FOREIGN SECURITIES. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. In computing the net asset value, the Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, these securities may be valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

CALCULATION OF PERFORMANCE DATA

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n + ERV

Where:

P =  a hypothetical initial payment of $1,000
T =  average annual total return
n =  number of years
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. It also assumes the deduction of the current maximum initial sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

PURCHASES AND REDEMPTIONS OF SHARES

     The Prospectus describes generally how to purchase and redeem shares of the Fund and explains any applicable sales loads. Additional information with respect to certain types of purchases of Retail Class shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of Retail Class shares of the Fund has the right to combine the current net asset value of his existing Retail Class shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table in the Prospectus. The purchaser or his dealer must notify Ultimus Fund Solutions, LLC (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

     LETTER OF INTENT. The reduced sales load set forth in the table in the Prospectus may also be available to any "purchaser" (as defined below) of Retail Class shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Distributor and/or the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

     The Trust does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Loads" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Distributor. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or behalf of the Fund.

     REDEMPTIONS IN-KIND. The Fund may process any redemption request in excess of $250,000 or 1% of the Fund's assets (whichever is less) by paying redemption proceeds in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.


ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

     To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund are held. Distributions are taxable whether received in cash or reinvested in shares of the Fund.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Any loss arising from the sale or redemption of shares in the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

     Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

PROXY VOTING POLICIES AND PROCEDURES

     The Trust and the Adviser have adopted a Proxy Voting Policy that describes how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policy of the Trust and the Adviser is attached to this SAI as Appendix
A. Information regarding how the Fund voted proxies relating to portfolio securities during the period from the Fund's commencement of operations through June 30, 2006 will be available, on or before August 31, 2006, without charge upon request by calling 1-877-742-8061, or on the SEC's website at http://www.sec.gov.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

     o Information regarding portfolio securities, and other information regarding the investment activities of the Fund (other than information contained in Official Reports), may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. If portfolio information is released to the general public prior to its release to a ranking or rating organization, no confidentiality agreements or prohibitions on trading will be sought from these organizations. As of the date of this SAI, the Chief Compliance Officer has not approved the disclosure of Fund holdings to any rating and ranking service. The Chief Compliance Officer anticipates approving certain of these entities after the Fund's inception date. The Chief Compliance Officer will only authorize distribution to these entities if it is determined that they provide a valuable service to investors and the distribution serves a legitimate business interest of the Fund. The Chief Compliance Officer will inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, which are limited to the Fund's administrator, distributor, custodian, legal counsel and auditors, printers or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

          Below is a table that lists service providers receiving portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

-----------------------------------------------------------------------------------------------
   TYPE OF SERVICE PROVIDER       FREQUENCY OF ACCESS TO            RESTRICTIONS ON USE
                                  PORTFOLIO INFORMATION
-----------------------------------------------------------------------------------------------
Adviser                          Daily                              Contractual and Ethical
-----------------------------------------------------------------------------------------------
Administrator (fund accountant   Daily                              Contractual and Ethical
and transfer agent)
-----------------------------------------------------------------------------------------------
Custodian                        Daily                              Contractual and Ethical
-----------------------------------------------------------------------------------------------
Auditor                          During annual audit                Ethical
-----------------------------------------------------------------------------------------------
Legal counsel                    Regulatory filings, board          Ethical
                                 meetings, and if a legal issue
                                 regarding the portfolio requires
                                 counsel's review
-----------------------------------------------------------------------------------------------





                                       25


-----------------------------------------------------------------------------------------------
Printers                         Twice a year - printing of         No formal restrictions in
                                 semi-annual and annual reports     place. Printer receives
                                                                    portfolio on or about time
                                                                    filed with the SEC -
                                                                    approximately 60 days
                                                                    old by the time received.
-----------------------------------------------------------------------------------------------
Broker/Dealers through which     Daily access to the relevant       Contractual and Ethical
Fund purchases and sells         purchase and/or sale - no
portfolio securities             broker/dealer has access to the
                                 Fund's entire portfolio
-----------------------------------------------------------------------------------------------

          The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above including those where contractual obligations between the Fund and the party do not exist.

     o The Chief Compliance Officer has been given the authority by the Board of Trustees to approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is subject to a confidentiality agreement and prohibition on trading. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

CUSTODIAN

     US Bank 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchase and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, Ultimus receives from the Fund a fee payable monthly at an annual rate of $24 per account, provided, however, that the minimum fee is $1,500 per month with respect to each class of shares. In addition, the Fund reimburses Ultimus for out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communications lines.

Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $3,000 per month plus an asset-based fee at the annual rate of .01% of the Fund's average daily net assets up to $500 million and .005% of such assets over $500 million. In addition, the Fund reimburses Ultimus for all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meeting of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .10% of the average value of its daily net assets up to $500 million, .075% of such assets from $500 million to $1 billion and .05% of such assets in excess of $1 billion; provided, however, that the minimum fee is $2,000 per month.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102, has been selected as the Fund's independent registered public accounting firm for the fiscal year ending November 30, 2006. Briggs, Bunting & Dougherty, LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

LEGAL COUNSEL

     The firm of Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, has been selected as legal counsel for the Trust and the Trustees.

DISTRIBUTOR

     Bainbridge Securities Inc. (the "Distributor"), 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

     Thomas P. Dautrich is an affiliated person of both the Distributor and the Trust.

FINANCIAL STATEMENTS

     The financial statements of the Fund as of December 20, 2005, which have been audited by Briggs, Bunting & Dougherty, LLP, are set forth below.

                         CHURCH CAPITAL INVESTMENT TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 20, 2005

                                                   CHURCH CAPITAL CHURCH CAPITAL
                                                   VALUE TRUST -   MONEY MARKET
                                                   ADVISER CLASS       FUND
                                                   ------------    ------------

ASSETS
Cash                                               $     50,000    $     50,000
                                                   ------------    ------------
  TOTAL ASSETS                                           50,000          50,000
                                                   ------------    ------------


LIABILITIES                                                --              --
                                                   ------------    ------------

NET ASSETS FOR SHARES OF BENEFICIAL
  INTEREST OUTSTANDING                             $     50,000    $     50,000
                                                   ============    ============

SHARES OUTSTANDING                                        5,000          50,000
                                                   ============    ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
SHARE                                              $      10.00    $       1.00
                                                   ============    ============

NET ASSETS CONSIST OF:
     Paid-in capital                               $     50,000    $     50,000
                                                   ============    ============


The accompanying notes are an integral part of this statement.

                         CHURCH CAPITAL INVESTMENT TRUST
                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 20, 2005


                                                                  CHURCH CAPITAL
                                                  CHURCH CAPITAL   MONEY MARKET
                                                    VALUE TRUST        FUND
                                                   ------------    ------------

INVESTMENT INCOME                                  $       --      $       --
                                                   ------------    ------------

EXPENSES

Organization costs                                       31,250          31,250

Reimbursement of expenses by Adviser                    (31,250)        (31,250)
                                                   ------------    ------------

       NET EXPENSES                                        --              --
                                                   ------------    ------------

NET INVESTMENT INCOME                              $       --      $       --
                                                   ============    ============



The accompanying notes are an integral part of this statement.

                         CHURCH CAPITAL INVESTMENT TRUST
                        NOTES TO THE FINANCIAL STATEMENTS
                             AS OF DECEMBER 20, 2005

(1) Church Capital Value Trust and Church Capital Money Market Fund (the "Funds") are each a diversified series of Church Capital Investment Trust (the "Trust"), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 6, 2005. The investment objective of Church Capital Value Trust is capital appreciation. The investment objective of Church Capital Money Market Fund is to maximize current income consistent with the preservation of capital and maintenance of liquidity by investing in high quality short-term money market instruments. The Church Capital Value Trust offers two classes of shares:
     Retail Class shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Retail Class shares) and Adviser Class shares (sold without any distribution fees). On December 20, 2005, 5,000 Adviser Class shares of the Church Capital Value Trust and 50,000 shares of the Church Capital Money Market Fund were issued for cash, at $10.00 per share and $1.00 per shares, respectively, to Church Capital Management, LLC, the investment adviser to the Fund. The Fund has had no operations except for the initial issuance of shares.

(2) Church Capital Management, LLC (the "Adviser") serves as the investment adviser to the Funds. For its services, the Church Capital Value Trust will pay the Adviser an investment advisory fee at the annual rate of 1.00% of its average daily net assets and the Church Capital Money Market Fund will pay the Adviser an investment advisory fee at the annual rate of 0.50% of its average daily net assets. The Fund is responsible for its own operating expenses. The Adviser has contractually agreed (for a period of three years from each Fund's start of operations) to waive a portion of its advisory fees or to absorb each Fund's operating expenses to the extent necessary so that the Church Capital Value Trust Retail Class shares' and Adviser Class shares' ordinary operating expenses, respectively, do not exceed an amount equal to 1.50% and 1.25% annually of each class' average net assets and so that the Church Capital Money Market Fund's ordinary operating expenses do not exceed an amount equal to 0.66% of its average net assets. Any fee waivers or expense reimbursements by the Adviser ($31,250 for each Fund as of December 20, 2005, which represents the organizational costs) are subject to repayment by each Fund provided the Funds are able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of each Fund, provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

(3) The Trust has adopted a plan of distribution under which Retail Class shares of the Church Capital Value Trust may directly incur or reimburse for certain expenses related to the distribution of its shares. The annual limitation for payment of expense pursuant to the plan is 0.25% of the Fund's average daily net assets attributable to Retail Class shares. There is no plan of distribution for Adviser Class shares of the Church Capital Value Trust or shares of Church Capital Money Market Fund.

                         CHURCH CAPITAL INVESTMENT TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                             AS OF DECEMBER 20, 2005

(4) Reference is made to the Prospectus and the Statement of Additional Information for a description of the Advisory Agreement, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CHURCH CAPITAL INVESTMENT TRUST
YARDLEY, PENNSYLVANIA


We have audited the accompanying statements of assets and liabilities and of operations of the Church Capital Value Trust and the Church Capital Money Market Fund, (each a series of Church Capital Investment Trust) as of December 20, 2005. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Church Capital Value Trust and the Church Capital Money Market Fund as of December 20, 2005, in conformity with accounting principles generally accepted in the United States of America.





                                                BRIGGS, BUNTING & DOUGHERTY, LLP


PHILADELPHIA, PENNSYLVANIA
DECEMBER 22, 2005

                                                                      Appendix A
                                                                      ----------

                              PROXY VOTING POLICY
                              -------------------

Church Capital Management, Inc. (CCM) has designated this proxy voting policy to reflect its commitment to vote all proxies in a manner consistent with the best interests of our clients. CCM, consistent with its duty of care, will monitor corporate actions for those issuers whose securities we will be called upon to vote. In determining how to vote proxies, CCM will not subordinate the economic interest of our clients to its own interests or to that of any other entity or interested party. CCM believes that all votes should be reviewed on a company-by-company basis and each issue should be considered in the context of the company under review. CCM gives great weight to the views of management only when the issues involved will not have a negative impact on shareholder values. In all other cases, CCM will engage in an independent analysis of the impact that the proposed action will have on shareholder values.

The following are general guidelines used by CCM in key proxy voting issues. However, since each proxy is reviewed on an issue-by-issue basis, deviations from these guidelines are conceivable.

BOARD OF DIRECTORS
------------------
CCM believes that company directors should act in the long-term interests of its shareholders and the company as a whole. Generally, we will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. CCM further believes that it is in the shareholders' best interest to have bright and experienced directors serving on a company's board. To this end, we believe that companies should be allowed to establish director compensation packages that attract and retain desirable directors; however, we will vote in favor of proposals that seek to impose reasonable limits on director compensation.

CORPORATE GOVERNANCE
--------------------
Corporate governance issues may include, but are not limited to, the following:

     CORPORATE DEFENSES. CCM will generally vote against management proposals that (a) seek to insulate current management, (b) provide the board with veto power against all takeover bids, (c) allow management to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. CCM will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

     CORPORATE RESTRUCTURING. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining the vote on these types of proposals, CCM will consider the following factors:
(a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

     CAPITAL STRUCTURE. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, CCM will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase. CCM will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

     EXECUTIVE COMPENSATION. CCM believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. CCM also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, CCM will vote in favor of proposals that provide challenging performance objectives to company executives, and which serve to motivate executives to better performance. CCM will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

     INDEPENDENT AUDITORS. The engagement, retention and termination of a company's independent auditors must be approved by the company's audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors' fees. In reliance on the audit committee's recommendation, CCM generally will vote to ratify the employment or retention of a company's independent auditors unless CCM is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company's financial position.

SHAREHOLDER RIGHTS
------------------
CCM will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholders rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company.

SOCIAL AND ENVIRONMENTAL ISSUES
-------------------------------
While CCM generally supports shareholder proposals that seek to create good corporate citizenship, we will vote against proposals that would tie up a large percentage of the assets of the company. CCM will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable.

PROXY VOTING PROCEDURES
-----------------------
Church Capital Management hereby appoints Jerome H. Walther as the person responsible for voting all proxies. Mr. Walther shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote, and ensure that all proxy votes are cast in a timely fashion. If, in Mr. Walther's reasonable belief, there could be a conflict of interest in determining how to vote (e.g. personal relationship, CCM has financial interest, etc.), the Proxy Voting Committee will decide how the vote is cast. The Proxy Voting Committee for CCM will consist of Gregory A. Church, Malinda P. Berardino, and Jerome H. Walther.

PROXY VOTING DISCLOSURE
-----------------------
The Proxy Voting Officer shall notify all clients, initially and on an annual basis, that a copy of this complete policy is available. Upon written request, CCM will provide the client the voting record on any specific holding where CCM has voting authority.

RECORD KEEPING
--------------
All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by Advisor pursuant to Rule 204-2 of the Advisers Act.

                         CHURCH CAPITAL INVESTMENT TRUST

                        CHURCH CAPITAL MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                January 12, 2006

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Church Capital Money Market Fund dated January 12, 2006. This SAI incorporates by reference the Fund's Prospectus dated January 12, 2006. You may obtain a free copy by writing to Church Capital Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 1-877-742-8061.

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------
DESCRIPTION OF THE TRUST AND THE FUND..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
  CONSIDERATIONS...............................................................2

INVESTMENT LIMITATIONS.........................................................9

THE INVESTMENT ADVISER........................................................11

TRUSTEES AND OFFICERS.........................................................13

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................17

DETERMINATION OF NET ASSET VALUE..............................................19

CALCULATION OF PERFORMANCE DATA...............................................20

REDEMPTIONS IN-KIND...........................................................21

ADDITIONAL TAX INFORMATION....................................................21

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................23

CUSTODIAN.....................................................................25

FUND SERVICES.................................................................25

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................26

LEGAL COUNSEL.................................................................26

DISTRIBUTOR...................................................................26

FINANCIAL STATEMENTS..........................................................26

APPENDIX A--SECURITY RATINGS..................................................32

DESCRIPTION OF THE TRUST AND THE FUND

     Church Capital Investment Trust (the "Trust") is an open-end investment company established as a business trust under the laws of Ohio by an Agreement and Declaration of Trust dated April 6, 2005 (the "Trust Agreement"). The Trust currently offers two series of shares to investors, the Church Capital Money Market Fund (the "Fund"), which is included in this SAI, and Church Capital Value Trust, which is in a separate SAI. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. For information on Church Capital Value Trust, please call 1-877-742-8061.

     The investment adviser to the Fund is Church Capital Management, LLC (referred to hereafter as the "Adviser" or "Church Capital"). More information on Church Capital is contained in the section "The Investment Adviser."

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     The Fund operates as money market fund and seeks to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as that Rule may be amended from time to time. The Rule's key provisions govern the maturity, quality and diversification of its investments. For example, with respect to maturity, Rule 2a-7 currently provides that money market funds limit their investments to securities with remaining maturities of 397 days or less, and maintain a dollar-weighted average maturity of 90 days or less, both calculated as described in the Rule. In addition, money funds may only invest in high quality securities. The Fund is also subject to strict diversification requirements under Rule 2a-7.

     The following investment strategies, securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the Fund's acquisition of such security or asset unless otherwise noted. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7 under the 1940 Act unless otherwise noted.

FUND INVESTMENTS AND ASSOCIATED RISKS

ASSET-BACKED SECURITIES - Asset-backed securities are securities that are backed by the loans or accounts receivables of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity.

Sometimes the credit quality of these securities is limited to the support provided by the underlying assets, but, in other cases, additional credit support also may be provided by a third party via a letter of credit or insurance guarantee. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Based on the primary characteristics of the various types of asset-backed securities, for purposes of the Fund's industry concentration policy, the following asset-backed securities industries have been selected: credit card receivables, automobile receivables, trade receivables and diversified financial assets. The Fund will limit its investments in each such industry to less than 25% of its total assets.

BANKERS' ACCEPTANCES - Bankers' Acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million. The Adviser will be responsible for monitoring compliance with this requirement.

BORROWING - The Fund is permitted to borrow to meet redemption requests rather than sell portfolio securities to raise the necessary cash. When the Fund borrows, it is subject to interest costs, which may exceed the interest received on the securities held in the Fund's portfolio or purchased with the borrowed funds. Borrowing can involve leveraging when securities are purchased with the borrowed money. If leveraging is used the Fund will segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (the "SEC").

CERTIFICATES OF DEPOSIT - Certificates of deposit are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The Fund will invest only in certificates of deposit, including time deposits, of banks that have capital, surplus and undivided profits in excess of $100 million. The Adviser will be responsible for monitoring compliance with this requirement.

COMMERCIAL PAPER - Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper is typically unsecured, and is therefore subject to credit risk.

INDUSTRY CONCENTRATION - This occurs when a fund invests a substantial amount of assets in a particular industry or group of industries. Concentration increases investment exposure to the industry. The Fund will limit its investments in securities issued by foreign banks in the aggregate to less than 25% of its total assets. However, the Fund reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks).

CREDIT AND LIQUIDITY SUPPORTS - Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to the Fund.

DEBT SECURITIES - These are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all.

DELAYED-DELIVERY TRANSACTIONS - These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the Fund until the security is delivered. The Fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could suffer losses.

DIVERSIFICATION - Diversification refers to the principle in investing that by holding a wide range of securities you are thereby spreading and reducing the risks of investment. The Fund is a diversified mutual fund as defined by the SEC regulations. The Fund also follows the regulations set forth by the SEC that dictate the diversification requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time.

FOREIGN SECURITIES - Foreign securities involve additional risks because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Credit and liquidity supports also may be provided by foreign entities. Foreign securities in which the Fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of the Fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the Fund.

ILLIQUID SECURITIES - Illiquid securities are generally any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instruments. The Fund will not invest more than 10% of the value of its net assets in illiquid securities. The liquidity of the Fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

LENDING - The Fund may engage in security lending arrangements for the primary objective of increasing its income. For example, the Fund may receive cash collateral and it may invest in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

The Fund may lend portfolio securities to qualified broker-dealers or other institutional investors provided that: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund, including collateral received from the loan (at market value computed at the time of the loan).

PROMISSORY NOTES - Promissory notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS OR DEMAND FEATURES - Puts and demand features are agreements that allow the buyer of the put to sell a security at a specified price and time to the seller or "put provider." When the Fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.

QUALITY OF INVESTMENTS - The Fund follows regulations set forth by the SEC that dictate the quality requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time. These regulations require the Fund to invest exclusively in high-quality securities. Generally, high-quality securities are securities that are determined by the investment adviser to present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs"), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the Board of Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment adviser. Money market fund shares and U.S. government securities also are first tier securities. Second tier securities generally are rated within the second-highest category.

Should a security's high-quality rating change after purchase by the Fund, the Adviser would take such action, including no action, as determined to be in the best interest of the Fund and as required by Rule 2a-7. For more information about the ratings assigned by some NRSROs, refer to Appendix A of this SAI.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements that involve the Fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Repurchase agreements will be "collateralized" by first tier securities in which the Fund could invest directly. In addition, under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed, for purposes of meeting the diversification and credit quality requirements of Rule 2a-7, to be investments in U.S. government securities.

RESTRICTED SECURITIES - Restricted securities are securities that are subject to legal restrictions on their sale. For example, tender option bonds, commercial paper and other promissory notes may be issued under Section 4(2) of the Securities Act of 1933 and may be sold only to qualified institutional buyers, such as the Fund, under Securities Act Rule 144A.

Restricted securities may be deemed to be either liquid or illiquid. In order to be deemed liquid, the Fund must be able to dispose of the security in the ordinary course of business at approximately the amount the Fund has valued the security. In addition, the Adviser must determine that an institutional or other market exists for these securities. In making this determination, the Adviser may take into account any liquidity support associated with the security. It is not possible to predict with assurance whether the market for any restricted security will continue. Therefore, the Adviser monitors the Fund's investments in these securities, focusing on factors, such as valuation, liquidity and availability of information. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund's portfolio may increase if buyers in that market become unwilling to purchase the securities.

REVERSE REPURCHASE AGREEMENTS - A reverse repurchase agreement requires the Fund to sell a security in exchange for cash and then enter into an agreement to repurchase the security at a specified future date and price. The Fund generally would retain the right to interest and principal payments on the security. If the Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. Reverse repurchase agreements are also considered a form of borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES - The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Because investment companies employ investment advisers and other service providers, investments by the Fund into another investment company will cause shareholders to pay duplicative fees and incur expenses.

The Fund may invest up to 5% of the value of its total assets in the securities of any one investment company, provided that the Fund may not acquire more than 3% of the total outstanding shares of any investment company, and provided further that no more than 10% of the Fund's total assets may be invested in the securities of investment companies in the aggregate. Notwithstanding the forgoing percentage limitations, the Fund may invest any percentage of its assets in an investment company if immediately after such purchase not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund.

STRIPPED  SECURITIES  - Stripped  securities  are  securities  whose  income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other money market securities, stripped securities are subject to greater volatility than other money market instruments. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.

U.S. GOVERNMENT SECURITIES - Many of the U.S. government securities that the Fund may invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae) and the Federal Home Loan Bank (FHLB) are supported by limited lines of credit their issuers maintain with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities that the Fund owns do not extend to shares of the Fund itself. Although the risk of default with U.S. government securities is considered unlikely, any default on the part of a Fund holding could cause the Fund's share price or yield to fall.

U.S. TREASURY SECURITIES - Obligations of the U.S. Treasury include bills, notes and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States government.

VARIABLE AND FLOATING RATE DEBT SECURITIES - Variable and floating rate debt securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by the Fund. In addition, the Fund may exercise only its demand rights at certain times. The Fund could suffer losses in the event that the issuer defaults on its obligation.

Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interests in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of the Fund's investment limitations.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are "fundamental," i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

     7. CONCENTRATION. The Fund will not invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above nor does it apply to the non-fundamental policy regarding illiquid securities set forth in paragraph 5 below. With regards to the Fund's borrowing policy, if at anytime the Fund's borrowings exceed the 300% asset coverage requirement, the Fund will reduce its borrowings to meet such requirement within 3 days (not including Sundays and holidays) of such occurrence.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are "non-fundamental," i.e., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. The Fund will not mortgage, pledge, or hypothecate more than 15% of its net assets.

     2. LEVERAGE. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this SAI.

     5. ILLIQUID INVESTMENTS. The Fund will not invest more than 10% of its net assets in illiquid securities.

THE INVESTMENT ADVISER

     The Fund's investment adviser is Church Capital Management, LLC, 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067. Church Capital is a wholly-owned subsidiary of Sterling Financial Corporation, a publicly traded company. Church Capital and the Fund's distributor, Bainbridge Securities Inc. (the "Distributor"), are affiliated companies, both subsidiaries of Sterling Financial Corporation. As of the date of this SAI, the Adviser owns all of the outstanding shares of the Fund.

     Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. As compensation for its management services, the Fund pays the Adviser a fee computed daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund.

     The Adviser has contractually agreed to reduce a portion of its advisory fees or to reimburse the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.66% annually of its average net assets. This Expense Limitation Agreement remains in effect for a period of three years from the beginning of the Fund's operations. Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund provided that the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. The Adviser's ability to recover fee reductions or expense reimbursements under the terms of the Expense Limitation Agreement terminates upon the termination of the Advisory Agreement with the Trust. In addition, the Board of Trustees has reserved the right to terminate the Expense Limitation Agreement at any time, upon 60 days advance written notice. If the Board of Trustees terminates the Agreement, the Adviser has no right or claim to recover any fee reductions and expense reimbursements that have not been previously reimbursed.

     Unless sooner terminated, the Advisory Agreement shall continue in effect until December 8, 2007, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. The Fund will not be subject to any payment or penalty if the Advisory Agreement terminates.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

     The footnotes to the Fund's financial statements, which are part of this SAI, contain disclosure stating that the Adviser may be able to recover organizational costs that it has paid on behalf of the Fund. This footnote is not correct. Subsequent to the date and not withstanding Note 2 of the Fund's Financial Statements, consistent with Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities," the Adviser has waived any right to and will not seek repayment or recovery of any organizational costs and the Fund will not repay any organizational costs.

BOARD REVIEW OF ADVISORY AGREEMENT

     The Trustees, including a majority of the Independent Trustees, approved the Advisory Agreement at a meeting of the Board of Trustees held on December 8, 2005. In approving the Advisory Agreement, the Board of Trustees of the Fund considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services to be provided by the Adviser, the long term performance of the Adviser in managing assets under a fixed income strategy and the reasonableness of the fees to be charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees, in their evaluation of the quality of the Adviser's services, considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The Trustees reviewed the experience of the

Adviser's personnel in managing other types of client accounts, including various pooled investments. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered. The Trustees also considered the business reputation of the Adviser's key personnel and the Adviser's financial resources. In addition, the Trustees reviewed the financial condition of the Adviser, concluding that the Adviser is adequately capitalized to satisfy its obligations under the Expense Limitation Agreement.

     The Trustees also reviewed the performance of the Adviser in managing client assets in a fixed income strategy. The Trustees duly noted that the fixed income performance presented was managed in accordance with a different investment strategy than that of the Fund. After reviewing the performance and the relevant experience of the Adviser's investment personnel, the Trustees concluded that the Adviser was qualified to manage the Fund in accordance with its stated investment objective.

     In reviewing the fees payable under the Advisory Agreement, the Trustees determined that the level of advisory fees was within industry standards and the Fund's peer group. The Trustees further considered the level of total expenses payable by the Fund in light of the Adviser's commitment to reduce fees and reimburse expenses of the Fund, and noted that the level of such expenses, after fee reductions and expense reimbursements, is comparable to the average total expenses of comparably managed funds, according to current industry data presented to the Trustees. The Trustees, including the Independent Trustees, determined that the advisory fees to be paid to the Adviser pursuant to the Advisory Agreement are fair and reasonable to the Fund and its shareholders.

     The Trustees also discussed the likely costs of the services to be provided by the Adviser along with the potential of future profits by the Adviser and its affiliates from the relationship with the Fund. The Trustees concluded that, since the Fund is a new fund, these factors are not material at this time with regards to their approval of the Advisory Agreement.

     The Trustees considered the extent to which economies of scale would be realized as the Fund grows. The Trustees noted that since the Fund is a new fund, with virtually no assets, a discussion regarding economies of scale is not meaningful at this time. The Trustees did note that as the Fund grows it may become necessary to add breakpoints to the advisory fee to ensure that Fund shareholders are being charged a reasonable advisory fee. The Trustees concluded that economies of scale are not a material factor at this time with regards to the approval of the Advisory Agreement.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that the Advisory Agreement was in the best interests of the Fund and its shareholders.

TRUSTEES AND OFFICERS

     Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the

Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
                                                                                                                       FUND
                                                                              PRINCIPAL OCCUPATION(S) DURING          COMPLEX
NAME, ADDRESS AND AGE                     LENGTH OF        POSITION(S) HELD   PAST 5 YEARS AND DIRECTORSHIPS        OVERSEEN BY
                                          TIME SERVED         WITH TRUST          OF PUBLIC COMPANIES                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

* Thomas P. Dautrich (age 56)               Since               Trustee       From January 2002 through                  2
301 Oxford Valley Road, Suite 801B          April                             present, Chief Executive Officer
Yardley, Pennsylvania 19067                 2005                              of the Bank of Lancaster County;
                                                                              from  January 2000 through
                                                                              January 2002, Chief Operating
                                                                              Officer of the Bank of Lancaster
                                                                              County.
INDEPENDENT TRUSTEES:
Gerald L. Printz (age 48)                   Since             Chairman &      From November 1993 through                 2
301 Oxford Valley Road, Suite 801B         December            Trustee        present, President of Amsador,
Yardley, Pennsylvania 19067                 2005                              Ltd. (information management
                                                                              consulting firm). From April
                                                                              2002 through present, Chief
                                                                              Executive Officer of 20/20
                                                                              Innovations, LLC (provides crisis
                                                                              management planning and
                                                                              prevention services). From
                                                                              March of 1996 to present, Trustee
                                                                              of the Matterhorn Growth Fund
                                                                              (an open end mutual fund).

Portia Sue Perrotty (age 52)                Since               Trustee       From January of 2003 to present,           2
301 Oxford Valley Road, Suite 801B         December                           Chief of Staff for the First Lady
Yardley, Pennsylvania 19067                  2005                             of Pennsylvania;  from August
                                                                              1981 to January 2002, served in
                                                                              various roles for Wachovia Bank.
                                                                              Ms. Perrotty's last position was
                                                                              Executive Vice President of
                                                                              Wachovia Corp.

(1)Brian D. Wassell, CPA (age 36)           Since               Trustee       Partner of Trout, Ebersole &               2
301 Oxford Valley Road, Suite 801B         December                           Groff LLP (CPA firm)
Yardley, Pennsylvania 19067                 2005




                                                                 14

EXECUTIVE OFFICERS:


Gregory A. Church (age 49)                  Since              President      Founder and Chairman of Church
301 Oxford Valley Road, Suite 801B         December                           Capital Management, LLC
Yardley, Pennsylvania 19067                 2005




John E. Barry (age 39)                      Since           Vice President    From October 2003 to present,
301 Oxford Valley Road, Suite 801B         December                           Investment Committee Member
Yardley, Pennsylvania 19067                 2005                              and Portfolio Manager of Church
                                                                              Capital Management, LLC; from March
                                                                              2000 to October 2003, Managing
                                                                              Director of Sterling Financial
                                                                              Trust Company

Robert G. Dorsey (age 48)                   Since           Vice President    Managing Director of Ultimus
225 Pictoria Drive, Suite 450              December                           Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                      2005                              Fund Distributors, LLC

Mark J. Seger (age 44)                      Since           Vice President    Managing Director of Ultimus
225 Pictoria Drive, Suite 450              December                           Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                      2005                              Fund Distributors, LLC

John F. Splain (age 49)                     Since           Vice President    Managing Director of Ultimus
225 Pictoria Drive, Suite 450              December                           Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                      2005                              Fund Distributors, LLC

Christy N. Oeth (age 37)                    Since               Chief         Compliance Officer for
301 Oxford Valley Road, Suite 801B         December           Compliance      Bainbridge Securities Inc. and
Yardley, Pennsylvania 19067                 2005               Officer        serves on the Investment Committee of
                                                                              Church Capital Management, LLC

     * Thomas P. Dautrich is an affiliated person of Church Capital Management, LLC, the Fund's investment adviser, and Bainbridge Securities Inc., the Fund's principal underwriter, and is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     (1) Mr. Wassell is a partner with an accounting firm that has provided various professional services to certain affiliates of the Adviser resulting in payment of fees to his firm exceeding $60,000. The following services were provided by his firm: financial accounting services; tax services; and services assisting in the purchase of a business. However, these services were not a significant part of his firm's overall business. Mr. Wassell did not personally perform any of the services noted.

     BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Ms. Perrotty and Messrs. Printz and Wassell are the members of the Audit Committee. Mr. Wassell serves as Chairman of the Audit Committee. Since the Fund has not yet commenced operations as of the date of this SAI, the Audit Committee has not held any meetings to date. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2005.

                           Dollar Range of Fund Shares     Aggregate Dollar Range of  Shares of
Name of Trustee                  Owned by Trustee               All Funds Overseen by Trustee
------------------------------------------------------------------------------------------------
Thomas P. Dautrich                     None                              None

INDEPENDENT TRUSTEES:

Gerald L. Printz                       None                              None

Portia Sue Perrotty                    None                              None

Brian D. Wassell                       None                              None

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is an Independent Trustee receives from the Fund an annual fee of $4,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. Since the Fund has not yet commenced operations, the Trustees have not received any compensation as of the date of this SAI.

     INDEPENDENT   TRUSTEE  OWNERSHIP  IN  THE  FUND'S  INVESTMENT  ADVISER1  OR
DISTRIBUTOR.2 This information is provided as of December 31, 2005.

=====================================================================================================
            (1)              (2)             (3)             (4)             (5)           (6)
=====================================================================================================
                           NAME OF
                         OWNERS AND        NAME OF      TITLE OF CLASS      VALUE OF     PERCENT OF
    NAME OF TRUSTEE     RELATIONSHIPS      COMPANY       OF SECURITY       SECURITIES      CLASS
                         TO TRUSTEE
=====================================================================================================
Gerald L. Printz             N/A             N/A             N/A              NONE          N/A
=====================================================================================================
Portia Sue Perrotty          N/A             N/A             N/A              NONE          N/A
=====================================================================================================
Brian D. Wassell             N/A             N/A             N/A              NONE          N/A
=====================================================================================================

     1    Church Capital Management, LLC
     2    Bainbridge Securities Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Fund does not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The money market securities in which the Fund invests are traded primarily in the over-the-counter market or purchased directly from the issuer or an underwriter or market maker. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price. It is expected that the cost of executing portfolio transactions of the Fund will primarily consist of dealer spreads and underwriting commissions.

     The Adviser does not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. Neither the Fund nor the Adviser receives hard dollar credits from the Fund's custodian, the Fund's transfer agent or from any broker or dealer. In addition to these agency transactions, the Adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with SEC guidelines.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of such research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Advisory Agreement.

     While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates or spreads on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker, including Bainbridge Securities Inc., (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor. The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Advisory Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability.

     The Advisory Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. The Fund contemplates no ongoing arrangements with any brokerage firms. An affiliated broker-dealer will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

     The net asset value ("NAV") of the Fund's shares is calculated on each day that the New York Stock Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund seeks to maintain a stable NAV of $1.

     The Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Fund's investments at amortized cost with market values. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees. The Fund uses approved pricing services to provide values for their portfolio securities. Securities may be fair valued pursuant to procedures approved by the Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur after the Fund's close (12:30 p.m., Eastern time) that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Fund pursuant to the procedures.

     The amortized cost method of valuation seeks to maintain a stable NAV per share of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

     If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and the Fund's $1.00 NAV calculated using amortized cost, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to existing or future shareholders, the Board of Trustees would promptly consider what action, if any, should be initiated.

     If the Fund's NAV calculated using market values declined, or was expected to decline, below the Fund's $1.00 NAV calculated using amortized cost, the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the Fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's NAV calculated using market values were to increase, or were anticipated to increase above the Fund's $1.00 NAV calculated using amortized cost, the Board of Trustees might supplement dividends in an effort to maintain the Fund's $1.00 NAV.

CALCULATION PERFORMANCE DATA

     Yield quotations on an investment in the Fund are provided on both a current and an effective (compounded) basis. Current yield is calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yield reflects daily compounding and is calculated as follows:

              Effective yield = [(base period return + 1) 365/7]-1

For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Fund does not normally recognize unrealized gains and losses under the amortized cost valuation method).

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n + ERV
Where:

P =  a hypothetical initial payment of $1,000
T =  average annual total return
n =  number of years
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

REDEMPTIONS IN-KIND

     The Fund may process any redemption request in excess of $250,000 or 1% of the Fund's assets (whichever is less) by paying redemption proceeds in whole or in part in liquid securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits.

     To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

     On each business day that the NAV of the Fund is determined, the Fund's net investment income will be declared as a daily dividend to shareholders of record. A shareholder's daily dividend is calculated each business day by applying the daily dividend rate by the number of shares owned, and is rounded to the nearest penny. The daily dividend is accrued each business day, and the sum of the daily dividends is paid monthly. Dividends will normally be reinvested monthly in shares of the Fund at the NAV on the last business day of each month. If cash payment is requested, checks will normally be mailed on the business day following the reinvestment date. The Fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption.

     The Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Fund generally consists of accrued interest income, plus or minus amortized discount or premium, minus accrued expenses. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward.

     Any dividends declared by the Fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. The Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Distributions by the Fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment. Note that most states grant tax-exempt status to distributions paid to shareholders from earnings received on direct investment on U.S. government securities, subject to certain restrictions. For example, some states do not extend this exemption to distributions paid to shareholders from earning on certain U.S. government agencies, such as Freddie Mac, Fannie Mae, or Sallie Mae.

     Each shareholder is advised annually of the sources of distributions for federal income tax purposes. Because the taxable portion of the Fund's investment income consists primarily of interest, none of its dividends are expected to qualify under the Code for the dividends received deduction for corporations or as qualified dividend income eligible for reduced tax rates.

     If a shareholder fails to furnish his social security number or other tax identification number to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

     o Information regarding portfolio securities, and other information regarding the investment activities of the Fund (other than information contained in Official Reports), may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. If portfolio information is released to the general public prior to its release to a ranking or rating organization, no confidentiality agreements or prohibitions on trading will be sought from these organizations. As of the date of this SAI, the Chief Compliance Officer has not approved the disclosure of Fund holdings to any rating and ranking service. The Chief Compliance Officer anticipates approving certain of these entities after the Fund's inception date. The Chief Compliance Officer will only authorize distribution to these entities if it is determined that they provide a valuable service to investors and the distribution serves a legitimate business interest of the Fund. The Chief Compliance Officer will inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, which are limited to the Fund's administrator, distributor, custodian, legal counsel and auditors, printers or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

          Below is a table that lists service providers receiving portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

----------------------------------------------------------------------------------------------
  TYPE OF SERVICE PROVIDER       FREQUENCY OF ACCESS TO             RESTRICTIONS ON USE
                                 PORTFOLIO INFORMATION
----------------------------------------------------------------------------------------------
Adviser                          Daily                              Contractual and Ethical
----------------------------------------------------------------------------------------------
Administrator (fund accountant   Daily                              Contractual and Ethical
and transfer agent)
----------------------------------------------------------------------------------------------
Custodian                        Daily                              Contractual and Ethical
----------------------------------------------------------------------------------------------
Auditor                          During annual audit                Ethical
----------------------------------------------------------------------------------------------
Legal counsel                    Regulatory filings, board          Ethical
                                 meetings, and if a legal issue
                                 regarding the portfolio requires
                                 counsel's review
----------------------------------------------------------------------------------------------
Printers                         Twice a year - printing of         No formal restrictions in
                                 semi-annual and annual reports     place.  Printer receives
                                                                    portfolio on or about time
                                                                    filed with the SEC -
                                                                    approximately 60 days
                                                                    old by the time received.
----------------------------------------------------------------------------------------------
Broker/Dealers through which     Daily access to the relevant       Contractual and Ethical
Fund purchases and sells         purchase and/or sale - no
portfolio securities             broker/dealer has access to the
                                 Fund's entire portfolio
----------------------------------------------------------------------------------------------

          The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above including those where contractual obligations between the Fund and the party do not exist.

     o The Chief Compliance Officer has been given the authority by the Board of Trustees to approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is subject to a confidentiality agreement and prohibition on trading. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

CUSTODIAN

     US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchase and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, Ultimus receives from the Fund a fee payable monthly at an annual rate of $24 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Fund reimburses Ultimus for out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communications lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee at the annual rate of .01% of the Fund's average daily net assets up to $500 million and .005% of such assets over $500 million. In addition, the Fund reimburses Ultimus for all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meeting of the Board of Trustees. For the performance of these administrative services, the Fund pays

Ultimus a fee at the annual rate of .10% of the average value of its daily net assets up to $500 million, .075% of such assets from $500 million to $1 billion and .05% of such assets in excess of $1 billion; provided, however, that the minimum fee is $2,000 per month.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102, has been selected as the Fund's independent registered public accounting firm for the fiscal year ending November 30, 2006. Briggs, Bunting & Dougherty, LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

LEGAL COUNSEL

     The firm of Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, has been selected as legal counsel for the Trust and the Independent Trustees.

DISTRIBUTOR

     Bainbridge Securities Inc. (the "Distributor"), 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor does not receive any compensation from the Fund.

     Thomas P. Dautrich is an affiliated person of both the Distributor and the Trust.

FINANCIAL STATEMENTS

The financial statements of the Fund as of December 20, 2005, which have been audited by Briggs, Bunting & Dougherty, LLP, are set forth below.

                         CHURCH CAPITAL INVESTMENT TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 20, 2005

                                                   CHURCH CAPITAL CHURCH CAPITAL
                                                   VALUE TRUST -   MONEY MARKET
                                                   ADVISER CLASS      FUND
                                                   ------------    ------------
ASSETS
Cash                                               $     50,000    $     50,000
                                                   ------------    ------------
  TOTAL ASSETS                                           50,000          50,000
                                                   ------------    ------------


LIABILITIES                                                --              --
                                                   ------------    ------------

NET ASSETS FOR SHARES OF BENEFICIAL
  INTEREST OUTSTANDING                             $     50,000    $     50,000
                                                   ============    ============

SHARES OUTSTANDING                                        5,000          50,000
                                                   ============    ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
SHARE                                              $      10.00    $       1.00
                                                   ============    ============

NET ASSETS CONSIST OF:
  Paid-in capital                                  $     50,000    $     50,000
                                                   ============    ============


The accompanying notes are an integral part of this statement.

                         CHURCH CAPITAL INVESTMENT TRUST
                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 20, 2005



                                                   CHURCH CAPITAL CHURCH CAPITAL
                                                     VALUE TRUST   MONEY MARKET
                                                                        FUND
                                                    -------------  -------------

INVESTMENT INCOME                                  $       --      $       --
                                                   ------------    ------------

EXPENSES

Organization costs                                       31,250          31,250
Reimbursement of expenses by Adviser                    (31,250)        (31,250)
                                                   ------------    ------------
  NET EXPENSES                                             --              --
                                                   ------------    ------------

NET INVESTMENT INCOME                              $       --      $       --
                                                   ============    ============

The accompanying notes are an integral part of this statement.

                         CHURCH CAPITAL INVESTMENT TRUST
                        NOTES TO THE FINANCIAL STATEMENTS
                             AS OF DECEMBER 20, 2005

(1) Church Capital Value Trust and Church Capital Money Market Fund (the "Funds") are each a diversified series of Church Capital Investment Trust (the "Trust"), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 6, 2005. The investment objective of Church Capital Value Trust is capital appreciation. The investment objective of Church Capital Money Market Fund is to maximize current income consistent with the preservation of capital and maintenance of liquidity by investing in high quality short-term money market instruments. The Church Capital Value Trust offers two classes of shares:
     Retail Class shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Retail Class shares) and Adviser Class shares (sold without any distribution fees). On December 20, 2005, 5,000 Adviser Class shares of the Church Capital Value Trust and 50,000 shares of the Church Capital Money Market Fund were issued for cash, at $10.00 per share and $1.00 per shares, respectively, to Church Capital Management, LLC, the investment adviser to the Fund. The Fund has had no operations except for the initial issuance of shares.

(2) Church Capital Management, LLC (the "Adviser") serves as the investment adviser to the Funds. For its services, the Church Capital Value Trust will pay the Adviser an investment advisory fee at the annual rate of 1.00% of its average daily net assets and the Church Capital Money Market Fund will pay the Adviser an investment advisory fee at the annual rate of 0.50% of its average daily net assets. The Fund is responsible for its own operating expenses. The Adviser has contractually agreed (for a period of three years from each Fund's start of operations) to waive a portion of its advisory fees or to absorb each Fund's operating expenses to the extent necessary so that the Church Capital Value Trust Retail Class shares' and Adviser Class shares' ordinary operating expenses, respectively, do not exceed an amount equal to 1.50% and 1.25% annually of each class' average net assets and so that the Church Capital Money Market Fund's ordinary operating expenses do not exceed an amount equal to 0.66% of its average net assets. Any fee waivers or expense reimbursements by the Adviser ($31,250 for each Fund as of December 20, 2005, which represents the organizational costs) are subject to repayment by each Fund provided the Funds are able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of each Fund, provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

(3) The Trust has adopted a plan of distribution under which Retail Class shares of the Church Capital Value Trust may directly incur or reimburse for certain expenses related to the distribution of its shares. The annual limitation for payment of expense pursuant to the plan is 0.25% of the Fund's average daily net assets attributable to Retail Class shares. There is no plan of distribution for Adviser Class shares of the Church Capital Value Trust or shares of Church Capital Money Market Fund.

                         CHURCH CAPITAL INVESTMENT TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (Continued)
                             AS OF DECEMBER 20, 2005

(4) Reference is made to the Prospectus and the Statement of Additional Information for a description of the Advisory Agreement, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CHURCH CAPITAL INVESTMENT TRUST
YARDLEY, PENNSYLVANIA


We have audited the accompanying statements of assets and liabilities and of operations of the Church Capital Value Trust and the Church Capital Money Market Fund, (each a series of Church Capital Investment Trust) as of December 20, 2005. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Church Capital Value Trust and the Church Capital Money Market Fund as of December 20, 2005, in conformity with accounting principles generally accepted in the United States of America.





                                                BRIGGS, BUNTING & DOUGHERTY, LLP


PHILADELPHIA, PENNSYLVANIA
DECEMBER 22, 2005

                                                                      Appendix A
                                                                      ----------

                        RATINGS OF INVESTMENT SECURITIES

COMMERCIAL PAPER

Moody's Investor Service

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

Standard & Poor's Corporation

An S&P A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

Fitch, Inc.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

Moody's Investors Service

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

Standard & Poor's Corporation

An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a strong capacity to pay principal and interest is denoted by an SP-2 rating.